Exhibit 10.1

Pursuant to Item 601(b)(10)(iv) of Regulation S-K, certain identified information has been excluded from this exhibit because it is both (i) not material and (ii) is of the type that the registrant treats as private or confidential.

SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS
OFFEROR TO COMPLETE BLOCKS 12, 17, 23, 24, & 30

1. REQUISITION NUMBER

PAGE 1 OF 37

2. CONTRACT NO.: SP8000-25-D-0007
3. AWARD/EFFECTIVE DATE: 2025 SEP 22
4. ORDER NUMBER:
5. SOLICITATION NUMBER:
6. SOLICITATION ISSUE DATE:

7. FOR SOLICITATION INFORMATION CALL: a. NAME: b. TELEPHONE NUMBER *(No collect calls)*:
8. OFFER DUE DATE/ LOCAL TIME:

9. ISSUED BY CODE SP8000

DCSO COLUMBUS DIVISION #3
3990 EAST BROAD STREET
COLUMBUS OH 43218
USA
Local Admin: [redacted]
Email: [redacted]

10. THIS ACQUISITION IS ☒ UNRESTRICTED OR ☐ SET ASIDE: 0 % FOR:
☐ SMALL BUSINESS
☐ HUBZONE SMALL BUSINESS
☐ SERVICE-DISABLED VETERAN-OWNED SMALL BUSINESS
☐ WOMEN-OWNED SMALL BUSINESS (WOSB) ELIGIBLE UNDER THE WOMEN-OWNED SMALL BUSINESS PROGRAM
☐ EDWOSB
☐ 8 (A)
NAICS: 331492
SIZE STANDARD: 850 employees

11. DELIVERY FOR FOB DESTINATION UNLESS BLOCK IS MARKED ☐ SEE SCHEDULE
12. DISCOUNT TERMS: Net 30 days
13a. ☐ THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700)
13b. RATING
14. METHOD OF SOLICITATION ☐ RFQ ☐ IFB ☐ RFP

15. DELIVER TO CODE
SEE SCHEDULE

16. ADMINISTERED BY CODE SP8000
SEE BLOCK 9
Criticality: PAS : None

17a. CONTRACTOR/ OFFEROR CODE 84YR4 FACILITY CODE

UNITED STATES ANTIMONY CORPORATION
47 COX GULCH RD
THOMPSON FALLS MT 59873-3088
USA

TELEPHONE NO. 6093140058

18a. PAYMENT WILL BE MADE BY CODE SL4701

DEF FIN AND ACCOUNTING SVC
BSM
P O BOX 182317
COLUMBUS OH 43218-2317
USA

17b. ☐ CHECK IF REMITTANCE IS DIFFERENT AND PUT SUCH ADDRESS IN OFFER
18b. SUBMIT INVOICES TO ADDRESS SHOWN IN BLOCK 18a UNLESS BLOCK BELOW IS CHECKED. ☒ SEE ADDENDUM

19. ITEM NO.	20. SCHEDULE OF SUPPLIES/SERVICES	21. QUANTITY	22. UNIT	23. UNIT PRICE	24. AMOUNT
	See Schedule				

25. ACCOUNTING AND APPROPRIATION DATA
26. TOTAL AWARD AMOUNT *(For Govt. Use Only)*: $245,000,000.00

☐ 27a. SOLICITATION INCORPORATES BY REFERENCE FAR 52.212-1, 52.212-4. FAR 52.212-3 AND 52.212-5 ARE ATTACHED. ADDENDA ☐ ARE ☐ ARE NOT ATTACHED.
☒ 27b. CONTRACT/PURCHASE ORDER INCORPORATES BY REFERENCE FAR 52.212-4. FAR 52.212-5 IS ATTACHED. ADDENDA ☐ ARE ☒ ARE NOT ATTACHED.

☒ 28. CONTRACTOR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN 1 COPIES TO ISSUING OFFICE. CONTRACTOR AGREES TO FURNISH AND DELIVER ALL ITEMS SET FORTH OR OTHERWISE IDENTIFIED ABOVE AND ON ANY ADDITIONAL SHEETS SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED

☒ 29. AWARD OF CONTRACT: REF. USAC ANTIMONY PROPOSAL OFFER DATED 2025-Sep-08. YOUR OFFER ON SOLICITATION (BLOCK 5), INCLUDING ANY ADDITIONS OR CHANGES WHICH ARE SET FORTH, HEREIN IS ACCEPTED AS TO ITEMS:

30a. SIGNATURE OF OFFEROR/CONTRACTOR
31a. UNITED STATES OF AMERICA *(SIGNATURE OF CONTRACTING OFFICER)*
[redacted]

30b. NAME AND TITLE OF SIGNER *(Type or Print)*
30c. DATE SIGNED
31b. NAME OF CONTRACTING OFFICER *(Type or Print)*
[redacted]
31c. DATE SIGNED: 2025 SEP 22

AUTHORIZED FOR LOCAL REPRODUCTION
PREVIOUS EDITION IS NOT USABLE

STANDARD FORM 1449 (REV. 2/2012)
Prescribed by GSA - FAR (48 CFR) 53.212

19. ITEM NO.	20. SCHEDULE OF SUPPLIES/SERVICES	21. QUANTITY	22. UNIT	23. UNIT PRICE	24. AMOUNT

32a. QUANTITY IN COLUMN 21 HAS BEEN

☐ RECEIVED ☐ INSPECTED ☐ ACCEPTED, AND CONFORMS TO THE CONTRACT, EXCEPT AS NOTED: ______

32b. SIGNATURE OF AUTHORIZED GOVERNMENT REPRESENTATIVE	32c. DATE	32d. PRINTED NAME AND TITLE OF AUTHORIZED GOVERNMENT REPRESENTATIVE

32e. MAILING ADDRESS OF AUTHORIZED GOVERNMENT REPRESENTATIVE	32f. TELEPHONE NUMBER OF AUTHORIZED GOVERNMENT REPRESENTATIVE
	32g. E-MAIL OF AUTHORIZED GOVERNMENT REPRESENTATIVE

33. SHIP NUMBER	34. VOUCHER NUMBER	35. AMOUNT VERIFIED CORRECT FOR	36. PAYMENT	37. CHECK NUMBER
☐ PARTIAL ☐ FINAL			☐ COMPLETE ☐ PARTIAL ☐ FINAL	

38. S/R ACCOUNT NO.	39. S/R VOUCHER NUMBER	40. PAID BY

41a. I CERTIFY THIS ACCOUNT IS CORRECT AND PROPER FOR PAYMENT		42a. RECEIVED BY *(Print)*	
41b. SIGNATURE AND TITLE OF CERTIFYING OFFICER	41c. DATE	42b. RECEIVED AT *(Location)*	
		42c. DATE REC'D *(YY/MM/DD)*	42d. TOTAL CONTAINERS

STANDARD FORM 1449 (REV. 2/2012) **BACK**

CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED: CONTINUED ON NEXT PAGE PAGE 3 OF 37 PAGES SP8000-25-D-0007 Contract: 4610125655 Contract PIIN: SP8000-25-D-0007 SECTION A - SOLICITATION/CONTRACT FORM A. STANDARD FORM 1449 NOTES / CONSIDERATIONS The contract writing system used to execute this action contains limitations that can result in the creation of a final document partially inconsistent with what would be appropriate for certain agreements or contract actions. Please note the following with regard to this SF 1449: Block 5 -- SOLICITATION NUMBER: SP8000-25-R-0009 Block 6 -- SOLICITATION ISSUE DATE: 2025 AUG 05 Block 7a -- NAME: Block 8 -- OFFER DUE DATE / LOCAL TIME: 2025 AUG 12 / 03:00PM EST Block 14 -- METHOD OF SOLICITATION: RFP Block 26 -- TOTAL AWARD AMOUNT: The amount listed in this block, $245,000,000.00, represents the Indefinite Delivery Indefinite Quantity (IDIQ) Contract Maximum. The award of this IDIQ contract does not obligate funds. * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * A.1 ADMINISTRATIVE SUMMARY Under the authority of FAR 16.504, the DLA Contracting Services Office – Columbus Division 3 (DCSO-C3) hereby awards Contract SP8000-25-D-0007 to United States Antimony Corporation (USAC) (CAGE: 84YR4) for Antimony Metal Ingots. A delivery order covering the contract guaranteed minimum will be awarded immediately following the award of this IDIQ contract. Any further delivery orders will be placed as requirements surface. A.1.1 MATERIAL DESCRIPTION Description: Antimony Metal Ingots PSC: 9630 / Material Code: N30001244 NAICS: 331492 / Size Standard: 850 employees A.1.2 INDEFINITE DELIVERY INDEFINITE QUANTITY (IDIQ) CONTRACT INFORMATION A.1.2.1 Contract Period. IDIQ SP8000-25-D-0007 is established as a single award, firm-fixed price Indefinite Delivery Indefinite Quantity (IDIQ) contract with one (1) five (5)-year base ordering period with Economic Price Adjustments applied to each delivery order’s CLIN 0001, Material, and yearly price increases beginning Year 2, based on the following, for CLIN 0002, Testing: Year 1: 22 September 2025 to 21 September 2026 Year 2: 22 September 2026 to 21 September 2027 Year 3: 22 September 2027 to 21 September 2028 Year 4: 22 September 2028 to 21 September 2029 Year 5: 22 September 2029 to 21 September 2030 A.1.2.2 The Government intends to acquire quantities based on the following IDIQ contract minimum and maximum: Minimum: $5,000.00 (guaranteed) Maximum: $245,000,000.00 Under an IDIQ contract agreement, DCSO-C3 agrees to procure quantities of Antimony metal ingots to cover only the guaranteed minimum stated in this contract. As such, the contractor shall receive an initial delivery order for Antimony metal ingots following the award of this IDIQ contract, at which time the minimum guaranteed amount will be obligated. Once the minimum guaranteed amount has been met, the Government is under no obligation to place orders for additional quantities against this contract. Additional orders for Antimony metal ingots may be placed up to the stated maximum for the IDIQ contract, if the Government requires them. Specified minimum and maximum quantities will apply to the entire contract ordering period, and the cumulative total for all delivery orders will not exceed the specified IDIQ contract maximum. A.1.2.3 The attached Statement of Work (SOW) represents the scope of supplies required under this IDIQ contract. A.1.2.4 Issuance of Delivery Orders. IDIQ Unit Pricing for all Antimony metal ingot requirements will utilize fixed price for the initial Delivery Order based on the proposed CLIN 0001 and CLIN 0002 unit prices and, after the proposal validity period ends, will utilize a negotiated price based on Economic Price Adjustment (EPA) terms for CLIN 0001 and the proposed fixed prices for CLIN 0002 on subsequent Delivery Orders within the five (5)-year ordering period. Any DLA Contracting Services Office (DCSO) warranted Contracting Officer, within the limits of their warrants, may award and administer a delivery order for materials covered by the IDIQ contract. Delivery orders will likely be placed by

CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED: CONTINUED ON NEXT PAGE PAGE 6 OF 37 PAGES SP8000-25-D-0007 ALL TERMS AND CONDITIONS OF SOLICITATION SP8000-25-R-0009 AND UNITED STATES ANTIMONY CORPORATION’S FINAL PROPOSAL DATED 09/08/2025 ARE ALL HEREBY INCORPORATED BY REFERENCE. USAC’s Proposed Economic Price Adjustment Clause [THIS EPA CLAUSE SHALL APPLY SOLELY TO CLIN 0001] C09 Economic Price Adjustment – Department of Labor Index (APR 2024) (a) Warranties. The contractor warrants that— (1) The base unit prices set forth in the Schedule do not include allowances for any portion of the contingency covered by this procurement note; and (2) Prices invoiced shall be computed in accordance with the terms of this procurement note and USAC’s Ingot Pricing Terms. (b) Definitions. As used throughout this procurement note— (1)"Index", for the purpose of price adjustment under this procurement note, means the Antimony Metal Market Price published by Argus Metals Market Report. Antimony Metal Market Price means the price for Antimony Regulus, Grade II (minimum 99.65% Sb) du Rotterdam, as assessed and published by Argus under its Metals Market Report, expressed in U.S. dollars per pound, FOB Rotterdam, on the Date of Price Determination The Argus Metals Market Report is published by Argus Media, a London-based global price-reporting agency (PRA). Argus Media specializes in commodity price benchmarks, market analysis, and industry reporting across energy, petrochemicals, fertilizers, and metals. For metals specifically, Argus provides daily price assessments, market commentary, and forward-looking analysis. Their metals coverage spans base metals, minor metals, ferro-alloys, battery materials, and scrap. Argus Media is the publisher. The “Argus Metals Market Report” is one of their flagship daily reports covering price assessments and market news. Rotterdam = a benchmarked location inside the report and is the benchmark that is used by all parties Offeror conducts business with for procurement and purchasing ore feedstock for processing into antimony products. Rotterdam is not a separate report. It is one of the geographic pricing hubs covered within the Argus Metals Market Report. Argus uses Rotterdam as a key delivery/import/export hub for Europe, especially for minor metals (like antimony, tungsten, cobalt, etc.). When you see references like “Argus antimony Rotterdam price,” it means the price assessment Argus publishes for spot transactions. (2) "Base index" means the arithmetic average of the final version of the indexes published for the N/A months, or N/A quarters for ECI, preceding the closing date for receipt of proposals or the date required for receipt of final proposal revisions, if discussions were held. (3) "Adjusting index" means the arithmetic average of the [ ] first published or [X] final version of the index for the N/A months, or N/A quarters for ECI, prior to the month in which the adjusting contract modification is effective. (4) "Base unit price" means the unit price applicable to a quantity of a contract line item established at contract award, exclusive of any price adjustment pursuant to this procurement note. (5) “Adjustment period” means the period during which a particular adjustment to the unit price under this procurement note (calculated at the beginning of the adjustment period) will apply to a specific Delivery Order. The length of each adjustment period in months is equal to the period of performance of the Delivery Order. (c) Adjustments. Price adjustments will be made upon issuance of each Delivery Order. The contracting officer will obtain a quote from the contractor in accordance with the Ingot Pricing Terms and establish the Contract Price for the Delivery Order in accordance with the Pricing Formula. Once established, the Contracting Price will remain the same for purposes of a Delivery Order for the full term of the Order. The contracting officer will make price adjustments in accordance with this procurement note by issuing a contract modification showing the base unit price, the mathematical calculations, and the changed unit price(s). (1) The contractor shall adjust its price for a Delivery Order if the Contract Price as established by the Ingot Terms Pricing Formula is lower or higher than the starting base of . The Government shall not issue more than 10 Delivery Orders in total over the five-year term of this contract. Accordingly, the Contract Price will not be adjusted more than 10 times over the life of the contract. In the event of unforeseen circumstances, the government may increase the maximum number of orders above 10 orders under the contract, with a corresponding increase in the number of adjustments, subject to the Changes clause and all other terms of this EPA clause. (2) Example of adjustment calculation: See Ingot Pricing Terms *In computing the base and adjusting indexes, the contracting officer will round the resulting figure to the second decimal place. **The contracting officer will round this number to the fifth decimal place.

CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED: CONTINUED ON NEXT PAGE PAGE 7 OF 37 PAGES SP8000-25-D-0007 ***The contracting officer will round all dollar figures to the nearest cent. (d) The aggregate of the increases in any contract unit price under the terms of this procurement note shall not exceed (percent) of the original base unit price, except as provided hereafter. (1) If at any time the contractor has reason to believe that within the near future a price adjustment under the terms of this procurement note will be required that will exceed the adjustment ceiling for any item, the contractor shall promptly notify the contracting officer in writing of the expected increase. The notification shall include a revised ceiling the contractor believes is sufficient to permit completion of remaining contract performance, along with appropriate explanation and documentation as required by the contracting officer. (2) If an increase in the index would raise a contract unit price for an item above the current ceiling, the contracting officer may issue a contract modification to raise the ceiling. If the contracting officer does not raise the contract ceiling, the contracting officer will promptly notify the contractor in writing. (e) Invoices. The basis for prices payable under this contract is the latest adjusted unit price incorporated into the contract as of the date of order. (f) Retroactive adjustment. This paragraph applies only if the contracting officer selected “first published index” in paragraph (b)(3). N/A. If the Government has already paid for orders delivered during an adjustment period, the contractor may request a retroactive adjustment. The contracting officer will, base the retroactive adjustment on the difference between a higher final revised index applicable to an adjustment period and the index values used in calculating the unit price for that adjustment period, subject to the adjustment ceiling in paragraph (d) and under] the following conditions: (1) The request for equitable adjustment clearly establishes that the unit price adjustment for the adjustment period would have been higher if the final revised index had been used; and identifies all invoices and payments to which it applies cites the specific index differences relating to the requested adjustment and provides a calculation of the total net price adjustment for items delivered during that adjustment period. (2) The total dollar changes for items delivered is $N/A ($500.00 unless otherwise stated) or more for the applicable adjustment period(s). (3) The contracting officer received the contractor’s written request within 45 days following publication of the final revised index. The contractor shall adjust its prices downward based on the difference between a lower final revised index applicable to an adjustment period and the index values used in calculating the unit price for that adjustment period, subject to the limitation in paragraph (f)(2). (g) Revision of index. If any applicable index is discontinued or its method of derivation is altered substantially, or if the contracting officer determines that the index consistently and substantially fails to reflect market conditions, the parties shall mutually agree upon an appropriate and comparable substitute. The contracting officer will modify the contract to reflect such substitute effective on the date the index was discontinued, altered, or began to consistently and substantially fail to reflect market conditions. (h) Final invoice. The contractor shall include a statement on the final invoice confirming it has applied all decreases required by this procurement note to the amounts invoiced. (i) Disputes. The “Disputes” clause of the contract applies to any dispute arising under this procurement note. (End of USAC’s Proposed Economic Price Adjustment Clause) USAC’s Proposed Ingot Pricing Terms [for CLIN 0001 – Antimony Metal Ingots, 99.65% Purity (Unit of Measure: Lbs.)] It is anticipated that market costs will fluctuate over the term of the contract. The Parties desire to provide for price adjustment to address such variation, computed and effected in accordance with the procedures specified herein. The CLIN unit prices agreed to by the Parties reflect the base unit prices as of the date of award. The base unit prices shall be adjusted for each Delivery Order issued during the contract period of performance. (a)Definitions. As used in this clause– Antimony Metal Market Price means the price for Antimony Regulus, Grade II (minimum 99.65% Sb) du Rotterdam as assessed and published by Argus under its Metals Market Report, expressed in U.S. dollars per pound, FOB Rotterdam, on the Date of Price Determination. Contract Price means the unit price per pound for CLIN 0001 that the Government will pay USAC for Antimony under a Delivery Order, established based on the pricing formula described in paragraph (c). Date of Price Determination means the date a quote is requested for an impending Delivery Order. Processing Factor is the charge for processing antimony, equal to %. Product Handling Fee means the charge per pound associated with sampling (*conducted by USAC of antimony feedstock, prior to processing and independent of final, third-party sampling of final product), testing/assays (*by USAC of antimony feedstock, prior to processing and independent of final, third-party testing of final product), certificate of analysis, handling, management, packaging, labeling, transportation, delivery, inspection, and acceptance, as those terms are defined in the Statement of Work. The Product Handling Fee will be $ per pound, subject to an annual increase of 2% applied on the anniversary of the Contract award date. Starting Base means the Contract Price as of the date of contract award, which will be $ per pound. The Starting Base will be the Contract Price for all Delivery Orders issued within 90 calendar days of the date of contract award. (b)Price Adjustments. The Government intends to purchase Antimony Metal Ingots from USAC under this contract over a period of five years, structured as one 60-month ordering period. The Government anticipates issuing two Delivery Orders for Antimony Metal Ingots each year. Due to uncertain market conditions, the unit price per pound of Antimony Metal Ingots shall be subject to economic price adjustments. The CLIN 0001 unit price for Delivery Orders issued in the first 90 calendar days after Contract award will be the Starting Base without any adjustment. For all orders issued more than 90 calendar days after contract award, the Contract Price shall be determined on the Date of Price Determination based on the pricing formula set forth in paragraph (c). The Government will request a quote from the Contractor before issuing each Delivery Order. The

CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED: CONTINUED ON NEXT PAGE PAGE 8 OF 37 PAGES SP8000-25-D-0007 Contractor will respond with a quote that applies the Pricing Formula as of the date of the Government’s request, which will be valid for 30 days. The Contract Price will be based on the quote, provided that the Government awards the Delivery Order within 30 days. (c)Pricing Formula. The Contract Price for each Delivery Order will be established on the Date of Price Determination, and will be equal to the Antimony Metal Market Price, multiplied by one plus the Processing Factor, plus the Product Handling Fee ($1 per pound). Once the Contract Price has been established for a Delivery Order, it will remain the same for the term of the Delivery Order and will not be subject to further adjustment. Example. When a Delivery Order is issued (on the Date of Price Determination): Pricing Formula at Date of Price Determination Pricing Calculation at 8/27/25 $ Multiplied by % Processing Fee Plus Product Handling Fee $ Contract Price (unit price per pound) $ (d)Restrictions on Orders and Adjustments. (i)Maximum and Minimum Order Quantities. As further set forth in FAR 52.216-19, the minimum order of 45,000 pounds (equivalent to one truckload) and maximum order of 2,000,000 pounds (whether for a single order or a combination of items) apply, unless the parties agree in writing in advance to a larger order. The Government is not obligated to purchase, nor is the Contractor obligated to furnish, any order for supplies and/or services less than the minimum or in excess of the maximum order quantities. (ii)Aggregate Maximum Adjustment. Notwithstanding anything in this clause to the contrary, the Contract Price for any Delivery Order hereunder shall not exceed of the Starting Base of $ per pound (that is, $ per pound). If the calculated Contract Price for any Delivery Order exceeds $ per pound, the Contract Price will be capped at $ per pound for that Delivery Order. (e)Replacement Index. If Argus ceases publication of the Antimony Metal Market Price, the Parties shall mutually agree upon a comparable published index of equivalent quality and delivery terms. (f)Order of Precedence. In the event of a conflict between this clause and any other clause of this contract pertaining to ordering or establishing unit prices for Antimony Metal Ingots, this clause shall take precedence. (End of USAC’s Proposed Ingot Pricing Terms) NO COVERED DEFENSE INFORMATION OR OTHER CONTROLLED UNCLASSIFED INFORMATION IS ANTICIPATED TO BE PROVIDED UNDER OR GENERATED IN PERFORMANCE OF THIS CONTRACT.

CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED: PAGE 9 OF 37 PAGES CONTINUED ON NEXT PAGE SP8000-25-D-0007 Form SECTION C – SPECIFICATIONS/SOW/SOO/ORD Statement of Work Antimony Metal 1. BACKGROUND Antimony Metal (Sb) is a critical component of numerous Department of Defense (DoD) systems including munitions, metallurgical components, and semiconductors. It is also critical to the production of other products such as Antimony Trioxide, a flame retardant, and Antimony Trisulfide, which is used as a primer in nearly every DoD munition. This acquisition is for Antimony Metal, which can be readily transformed into the specific forms needed by DoD. Additionally, Antimony metal is a stable shelf form of antimony that can be utilized in various defense systems. Defense Logistics Agency (DLA) Strategic Materials received Congressional authority to procure antimony metal. Based on material research, the government determined to procure antimony metal ingots for addition to the National Defense Stockpile (NDS). 2. SCOPE To reduce the risk of import reliance in the antimony metal supply chain, DLA Strategic Materials intends to purchase antimony metal with estimated quantities shown in Table 1 over the course of a five-year ordering period. Table 1: Estimated planned procurement quantities and schedule for antimony metal Ordering Issuance Year Quantity (lbs.) Year 1 743,425 Year 2 1,420,106 Year 3 1,356,357 Year 4 1,619,337 Year 5 1,546,645 TOTAL 6,685,870* *Total quantity +/- 1.0% *The Table 1 quantities are estimates only, which may change throughout the life of the contract. The government is only bound to the guaranteed minimum established under the contract. 3. REFERENCE The following are incorporated by reference: a. Harmonized Tariff Schedule, the Tariff Act of 1930, and the Trade Act of 1974 b. United States (US) Customs and Border Protection (CBP) Form 7501 c. US CBP Form 6059, General Declaration d. US CBP Form 5106 (Request for Importer Number, or Notification of Importer Number)

CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED: PAGE 10 OF 37 PAGES CONTINUED ON NEXT PAGE SP8000-25-D-0007 Form (CONTINUED) 4. TECHNICAL REQUIREMENTS 4.1. MATERIAL DESCRIPTION 4.1.1. The material shall be antimony metal in ingot form. The antimony ingots shall conform to the elemental requirements in Table 2. Table 2. Antimony ingot chemical specification. Element Percent by Mass Sb 99.65 min As 0.1 max Pb 0.2 max Fe 0.02 max Cu 0.015 max Se 0.005 max Bi 0.03 max Cd 0.0015 max Te 0.005 max S 0.06 max Sn 0.003 max 4.1.2. The ingots shall be approximately 15.75” x 6.5” x 2.5” and trapezoidal or rectangular in nature and shall not exceed 10% deviation from these dimensions. For trapezoidal ingots, dimensions shall be acceptable provided at least the base, length, and height conform to within 10% of the above size requirements. 4.1.3. Ingots shall be approximately 45 lbs., with deviation of no more than 10%. 4.1.4. The ingots shall meet all standards of acceptability and be free of industry-standard imperfections. 4.1.5. The Contractor shall ensure the material from each production lot is segregated from the material from any other production lot. Co-mingling of multiple production lots into one larger lot will not be accepted. The Contractor shall assign a unique lot number to each production lot. 5. SAMPLING 5.1. The Government reserves the right to sample and test each lot of material received to verify the material meets the material specifications set forth in this Statement of Work (SOW). 5.2. The Government reserves the right to witness the sampling and/or testing of each lot of material. The Contractor shall permit the Government access to areas associated with sample collection and distribution at the time the Contractor is manufacturing each lot of material the Contractor intends to provide to the Government. The Contractor's ingot production facilities must be in North America for all ingots the Contractor intends to supply the Government. 5.3. The Contractor shall provide the Government with written notice of the date(s) the Contractor intends to begin processing, sampling, and testing activities for the lots of material it intends to provide to the Government, a minimum of 20 (twenty) business days prior to that date. 5.4. The Contractor shall submit a sampling plan to the Quality Assurance Specialist (QAS) for approval no later than thirty (30) business days prior to the start of sampling operations. The sampling plan shall include, at a minimum: a) A summary description of sample preparation techniques

CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED: PAGE 11 OF 37 PAGES CONTINUED ON NEXT PAGE SP8000-25-D-0007 Form (CONTINUED) b) A summary description of methodology and instrumentation (as applicable) the lab will employ for each required data value in this SOW's material specifications c) Any significant assumptions the lab might elect to make that are beyond the accepted assumptions made for chemical analysis (instruments and wet chemistry) d) Justification for the assumption that the sample is representative of the lot e) Relevant safety precautions based on the material's Safety Data Sheet (SDS). 5.5. The Contractor shall not make any changes to their Sampling Plan without the explicit written approval of the QAS. If the Contractor wishes to make changes to the approved Sampling Plan, the Contractor shall submit a complete and revised proposed Sampling Plan for approval to the QAS. The QAS will advise the Contractor whether the revised proposed Sampling Plan is acceptable within seven (7) calendar days of receipt of the revised Sampling Plan. All sampling will be in accordance with the approved Sampling Plan. The government reserves the right to witness the contractor's sampling operations for each lot of material the contractor intends to deliver to the government for compliance with the Sampling Plan. 5.6. If subsequent Contractor Sampling Plans and processes remain unchanged from previously submitted sampling plans, the Contractor shall submit an email to the Government, stating there are no changes to its sampling plan or processes ten (10) business days prior to the date the Contractor begins its sampling activities. 5.7. The Contractor shall collect samples for each lot of material it intends to provide to the Government. The Contractor's ingot sampling process and procedures shall be consistent with the sampling process and procedures the Contractor typically uses for this material for other customers. 5.8. The Contractor shall collect three equivalent samples for each lot of material the contractor intends to supply to the Government - one set of samples for the Contractor's purposes, one set of samples for the Government, and one set of samples for laboratory analysis. All three samples shall be of the same size and form and shall be representative in chemical properties of the lot of material. All three samples shall have a minimum sample size that satisfies the requirements of the independent third-party laboratory. 5.9. The Contractor shall ship the Government's sample for each lot with each lot of material it delivers to the Government. 5.10. The Contractor shall document and transfer chain of custody of the lot's analytical sample to the independent third-party laboratory. (Contractor can request return of reserve) 6. TESTING 6.1. The contractor shall employ an independent third-party analytical chemistry laboratory (lab) to chemically characterize each lot of antimony metal the contractor intends to deliver to the government. The lab shall analyze each lot in accordance with Table 2. 6.2. The contractor shall report testing information to the government in a Certificate of Analysis (COA). The contractor shall deliver a COA for each representative sample from each lot of antimony for which chemical analyses were performed. 6.3. The third-party lab used to perform verification testing shall: a) Have Continental United States (CONUS) based operations. b) Perform all analytical chemistry activities in this SOW within CONUS. c) Have an established reputation for experience and excellence in laboratory analytical services. d) Be certified in International Organization for Standardization (ISO) 17025 through A2LA with the following specific certifications, at a minimum: sample preparation for mineral ore, limestone,

CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED: PAGE 12 OF 37 PAGES CONTINUED ON NEXT PAGE SP8000-25-D-0007 Form (CONTINUED) ferro-alloys (falling within the A2LA P112 Flexible Scope Policy); Inductively Coupled Plasma (“ICP”) for Al, Ag, As, B, Ba, Bi, Ca, Cd, Ce, Co, Cr, Cu, Fe, K, La, Li, Mg, Mn, Mo, Na, Nb, Ni, P, Pb, Sb, Se, Si, Sn, Sr, Ta, Ti, V, W, Zn (falling within the A2LA P112 Flexible Scope Policy); combustion analysis for C, N, O, S (falling within the A2LA P112 Flexible Scope Policy); Wavelength-Dispersive X-Ray Fluorescence (“WDXRF”) analysis for Al, Ca, Cr, Co, Cu, Fe, Mn, Mo, Na, Nb, Ni, P, S, Si, Ti, V (falling within the A2LA P112 Flexible Scope Policy); gravimetric precipitation analysis for CaF2, Mo, Nb, S, SiO2; volumetric analysis for B, Ca, Cr, Fe, Metallic Fe, Mg, Mn, Ni, Ti, V; gas evolution for CO2 and; miscellaneous gravimetric analysis for sieve testing, Loss on Ignition (“LOI”), moisture at 105°C. e) Have expert ability and experience in analytical chemistry techniques and methods and method development in wet chemistry (i.e., sample preparation and digestion, titration, reagent preparation, glovebox work, etc.), and instrumentational analysis. f) Have expert ability and experience in clean pulverization capabilities; laboratory sample preparation and digestion; titration; and reagent preparation. g) Have expert ability and experience in instrumental analysis, including Inductively Coupled Plasma Optical Emission Spectroscopy/Atomic Emission Spectroscopy (ICP-OES/AES), ICP-Mass Spectrometry (ICP-MS), and inert gas fusion and combustion analysis, especially using LECO™ or similar instruments. 6.4. The Contractor shall submit a Testing Plan to the Government for approval no later than thirty (30) business days prior to the start of testing operations. 6.5. The testing plan shall include, at a minimum: a) A summary description of sample preparation. b) Summary description of methodology and instrumentation (as applicable) the lab will employ for each required data value in this SOW's material specifications. c) Any significant assumptions the lab might elect to make that are beyond the accepted assumptions made for chemical analysis (instruments and wet chemistry). d) An acknowledgment that the Contractor understands and will abide by the safety portion of the SDS for the specific material being tested. 6.6. The Contractor shall not make any changes to the Independent Third-party Analytical Chemistry Laboratory's testing plan (i.e., the proposed analytical methodologies the independent laboratory will employ will be submitted and approved as part of the Contractor's proposal) without the explicit written approval of the QAS. 7. CERTIFICATES OF ANALYSIS (COA) 7.1 The Contractor shall provide a COA with each production lot. A production lot is defined as the material produced by the same bench for a bench-wise production process, or the same operating shift for a continuous process. 7.2 The Contractor shall send each COA to the QAS for review and acceptance prior to the shipment of each lot. The COA is a legal document which attests that the material delivered by the Contractor satisfies the specifications stated in the SOW. The Government will review every COA for each lot and advise the contractor if they are permitted to deliver the material. The QAS will notify the Contractor of the acceptability/unacceptability of each COA within fourteen (14) calendar days after receipt of each COA. The email address for submitting the COAs will be designated in the delivery order. 7.3 The COA shall have a statement certifying that the material meets and or exceeds required material specifications.

CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED: PAGE 13 OF 37 PAGES CONTINUED ON NEXT PAGE SP8000-25-D-0007 Form (CONTINUED) 7.4 On each page of the contractor's COA where data is generated by an independent third- party laboratory, the contractor shall incorporate the lab's data into the contractor's COA with the lab's letterhead on each page containing data generated by the lab. 7.5 Each COA shall include the following, at a minimum: a) Lot number b) Weight and number of containers the COA covers c) List of tests performed and/or the methodology applied. The Contractor shall include any significant assumptions made, other than typical assumptions for test methodology, as a footnote to the reported value d) Numerical results and qualitative results (as applicable) e) Error ranges/limits for results f) Specifications/requirements g) Name of the company or name of the laboratory performing the testing h) Date(s) each analysis is performed, and i) Printed name and signature of analyst. 8. ENVIRONMENTAL, SAFETY, AND OCCUPATIONAL HEALTH REQUIREMENTS 8.1 Transporting, Handling, and Management 8.1.1. The Government shall ensure compliance with all federal, state, and local regulations (international laws, as applicable) for the use, transport, emergency response, and disposal of the acquired material. 8.1.2. The Contractor shall ensure compliance with the Department of Transportation (DOT) regulations by certifying hazardous materials are properly classified, described, packaged, marked, and labeled and are in a condition safe to transport the material. (49 CFR 173) 8.1.3. The Contractor shall ensure compliance with the Occupational Safety and Health Administration (OSHA) regulations regarding the proper management, handling, storage, transportation, and disposition of material. (29 CFR 1910) 8.1.4. The Contractor shall communicate the hazards of the material by providing the Safety Data Sheet (SDS) in accordance with The United Nations Globally Harmonized System of Classification and Labeling of Chemicals (GHS). (29 CFR 1910) 8.1.5. The Contractor shall ensure compliance with the Environmental Protection Agency (EPA) regulations for characterizing waste to determine appropriate disposal of material and any associated packing and shipping material. (40 CFR 260) 8.1.6. The Contractor shall ensure compliance with Strategic Materials' Environmental, Safety, and Occupational Health (ESOH) Depot Orientation Guide and ESOH Policy Statement available on Strategic Materials website: https://www.dla.mil/Strategic-Materials/. 9. PACKAGING 9.1 PALLETIZING REQUIREMENTS 9.1.1. All ingots shall be placed onto new undamaged pallets meeting the specifications listed below and be banded together to prevent material movement during handling, transportation, or other operations where material and/or personnel could be damaged and/or injured if the material shifts. The use of used, recycled, repaired, remanufactured, and/or refurbished pallets will not be

CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED: PAGE 14 OF 37 PAGES CONTINUED ON NEXT PAGE SP8000-25-D-0007 Form (CONTINUED) accepted. 9.1.2. One hundred and eight (108) ingots will be placed on a pallet; twenty-seven (27) ingots per layer not to exceed four (4) layers, each layer staggered to the next layer. Weight will not exceed six thousand (6,000) pounds or two thousand seven hundred twenty-one (2,721) kilos. 9.1.3. All palletized material shall be covered with a water resistant (e.g. plastic bag, etc.) barrier that totally covers the top and sides of each banded pallet to preclude water damage to the material during shipment and storage. 9.1.4. Pallet Design a) All pallets shall be 48 inches deep (front to back) and 48 inches wide (side to side) in size. b) All pallets shall contain four (4) full-length, solid stringers. One stringer shall be located at each edge (side) and two stringers shall located in the interior of all pallets. Interior stringers shall be spaced 18 ½ inches (on center) from the outside of each edge (side). Stringers shall be 1 5/8 inches in width and 3 ½ inches in height. Segmented, composite, and/or block stringers will not be acceptable. c) All pallets shall have flush sides (e.g. no wings). d) All pallets shall contain “top decking” and “bottom decking” boards. All decking boards shall be six (6) inches in width with no more than one (1) inch between boards. All decking boards shall be ¾ inches in thickness and be solid. e) All pallets shall be of a “two-way entry” configuration. f) Pallets may be reversible in design. g) All pallets shall have a minimum rated load capacity of 750 pounds per square foot. 9.1.5. Pallet Construction a) All pallets shall satisfy the requirements listed in American Society for Testing and Materials (ASTM) D6199-18a. b) All pallets shall be constructed entirely (except fasteners) of high-density hardwood meeting the requirements of paragraph 6 of ASTM D6199-18a. Only high-density hardwood species categorized in “Group IV” of ASTM D6199-18a shall be acceptable for pallet construction. The only acceptable high density hardwood species used for pallet construction are: Beech, Birch, Hackberry, Hard Maple, Hickory, Oak (Eastern), Pecan, Rock Elm, American Elm, White Oak and Green Oak. Pallets may be constructed by mixing together or using different high density hardwood species listed above interchangeably. c) All pallets shall satisfy the requirements listed in International Standards for Phytosanitary Measures Number 15 (ISPM-15) (e.g. heat treated, etc.). d) Only driven nails that are “helically” threaded, “Annularly” threaded or “fluted” will be acceptable for use in pallet construction. The fastener length shall be sufficient to provide a minimum penetration of 1 ¼ inches into the stringer. 9.1.6. A copy of the SDS for the contained material shall be accessible and external to the packed material with each delivery. All packages shall meet all requirements presented in Section 6 to ensure compliance with Federal, State, and Local regulations for the transporting, handling, and management of material. 9.2 The Contractor shall use the industry standard for packaging to store the materials. The Contractor shall notify the QAS within ten (10) business days if the packaging standards have changed. 10. LABELING 10.1 Each individual ingot shall be imprinted (or otherwise permanently marked) at one end with a unique serial number that is traceable to that individual ingot only. The use of paint/ink to mark/label ingots is

CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED: PAGE 15 OF 37 PAGES CONTINUED ON NEXT PAGE SP8000-25-D-0007 Form (CONTINUED) not acceptable. 10.2 The unique serial number imprinted (or otherwise permanently marked) on each individual ingot shall correlate to an individual COA. 10.3 The font size of markings imprinted (or otherwise permanently marked) on each ingot shall be sufficient in size to be legible to the unaided eye. 10.4 Ingots may be stored outside. All markings shall be permanent in nature to the extent that they remain completely legible to the unaided eye for a minimum of twenty (20) years. 10.5 All markings shall be in English. 10.6 The information in items (a) through (k) below shall be included with the pallet of ingots. The marking shall not include a security classification or anything indicating DLA Strategic Materials ownership other than the contract number. a) Commodity name b) Commodity grade, type, or form c) Merge number d) Country of origin e) Producer name f) Producer's part number g) Gross weight in pounds and metric units. (Metric units to be in parentheses.) h) Net weight in pounds and metric units. (Metric units to be in parentheses.) i) Lot number j) Ingot serial number. (The serial number is the individual ingot number in relation to the total number of ingots in the lot, e.g. ingot 25 of 100 ingots in the lot.) Each ingot will be stamped on one end with that ingot's serial number corresponding to that ingot's particular lot. k) Government contract number. 11. TRANSPORTATION The Contractor shall be responsible for transport, as well as responsible Carrier and Insurance Paid (CIP) of the material to the point of delivery: the Government Storage Depot in Scotia, New York. Refer to Section 9 for all legal labeling requirements. 12. DELIVERY 12.1 The Contractor shall deliver materials to the Government Storage Depot (delivery point) at the following address: Defense Logistics Agency Strategic Materials Scotia Depot Route 5, Building #12 Scotia, NY 12302-9463 United States of America Telephone: (518) 370-3347 Unloading Hours: 7:30 AM - 2:30 PM (EST), Monday - Friday Accessibility: Truck 12.2 The Contractor shall schedule all deliveries in writing with the QAS a minimum of twenty-one (21) calendar days in advance of their delivery prior to shipping. The QAS will provide written acceptance of the proposed delivery schedule within fourteen (14) calendar days. The Contractor shall submit a

CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED: PAGE 16 OF 37 PAGES CONTINUED ON NEXT PAGE SP8000-25-D-0007 Form (CONTINUED) COA for each individual ingot to the QAS for review and acceptance prior to shipment of each ingot to the delivery point. 12.3 The Contractor shall be free to schedule each delivery with the QAS only after the COA is accepted. 12.4 Delivery Orders issued against this IDIQ contract shall have a delivery period not to exceed twenty-four (24) months. 13. INSPECTION AND ACCEPTANCE 13.1 The material inspection and acceptance location will be at the Government Storage Depot (delivery point) in Scotia, New York. 13.2 The government will perform a visual inspection of all material upon receipt at the delivery point to verify conformance with the requirements of this SOW that can be verified visually. 13.3 The Government will provide written notification of the acceptance/rejection of delivered material to the Contractor within twenty (20) calendar days of delivery. The Contractor shall not submit an invoice until the government point of contact (POC) has issued a notification of Acceptance for the delivery. 13.4 If any delivered material does not conform to the requirements stated in the SOW or is not the same as that indicated on the COA, the Government will reject the nonconforming material. The Contractor shall be responsible for removal and replacement of rejected material, including all attendant costs, within ninety (90) calendar days of the final delivery. The Government reserves the right to ask for compensation for lost time. ACRONYMS: ASTM American Society for Testing and Materials CFR Code of Federal Regulations CIP Carrier and Insurance Paid to COA Certificate of Analysis DLA Defense Logistics Agency DOD Department of Defense DOT Department of Transportation EPA Environmental Protection Agency ESOH Environmental, Safety, and Occupational Health FY Fiscal Year GHS United Nations Globally Harmonized System of Classification and Labeling of Chemicals ISO Internation Organization for Standardization ISPM International Standards for Phytosanitary Measures KO Contracting Officer LBS Pounds NDAA National Defense Authorization Act NSS National Security Space OSHA Occupational Safety and Health Administration POC Point of Contact QAS Quality Assurance Specialist SDS Safety Data Sheet SOW Statement of Work Part 12 Clauses 52.212-4 CONTRACT TERMS AND CONDITIONS -- COMMERCIAL PRODUCTS AND COMMERCIAL SERVICES (NOV 2023) FAR

CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED: PAGE 17 OF 37 PAGES CONTINUED ON NEXT PAGE SP8000-25-D-0007 Part 12 Clauses (CONTINUED) 52.212-5 CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS --- COMMERCIAL PRODUCTS AND COMMERCIAL SERVICES (MAR 2025) (DEVIATION 2025-O0004) FAR This clause incorporates by reference only those clauses required to implement provisions of law or Executive orders applicable to the acquisition of commercial products or commercial services. The contracting officer shall attach this clause to the solicitation and contract and, using the appropriate clause prescriptions, indicate which, if any, of the additional clauses cited in 52.212-5(b) or (c) are applicable to the specific acquisition. Some of the clauses require fill-in; the fill-in language should be inserted as directed by 52.104(d). When cost information is obtained pursuant to part 15 to establish the reasonableness of prices for commercial products or commercial services, the contracting officer shall insert the clauses prescribed for this purpose in an addendum to the solicitation and contract. This clause may not be tailored. (a) The Contractor shall comply with the following Federal Acquisition Regulation (FAR) clauses, which are incorporated in this contract by reference, to implement provisions of law or Executive orders applicable to acquisitions of commercial products and commercial services: (1) 52.203 -19, Prohibition on Requiring Certain Internal Confidentiality Agreements or Statements (JAN 2017) (section 743 of Division E, Title VII, of the Consolidated and Further Continuing Appropriations Act, 2015 (Pub. L. 113 -235) and its successor provisions in subsequent appropriations acts (and as extended in continuing resolutions)). (2) 52.204 -23, Prohibition on Contracting for Hardware, Software, and Services Developed or Provided by Kaspersky Lab and Other Covered Entities (NOV 2021) (Section 1634 of Pub. L. 115 -91). (3) 52.204 -25, Prohibition on Contracting for Certain Telecommunications and Video Surveillance Services or Equipment. (NOV 2021) (Section 889(a)(1) (A) of Pub. L. 115 -232). (4) 52.209 -10, Prohibition on Contracting with Inverted Domestic Corporations (NOV 2015). (5) 52.232 -40, Providing Accelerated Payments to Small Business Subcontractors (MAR 2023) (31 U.S.C. 3903 and 10 U.S.C. 3801). (6) 52.233 -3, Protest After Award (AUG 1996) (31 U.S.C. 3553). (7) 52.233 -4, Applicable Law for Breach of Contract Claim (OCT 2004) (Public Laws 108 -77 and 108 -78 (19 U.S.C. 3805 note)). (b) The Contractor shall comply with the FAR clauses in this paragraph (b) that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial products and commercial services: [Contracting Officer check as appropriate.] [X] (1) 52.203-6, Restrictions on Subcontractor Sales to the Government (JUN 2020), with Alternate I (NOV 2021) (41 U.S.C. 4704 and 10 U.S.C. 4655) [X] (2) 52.203-13, Contractor Code of Business Ethics and Conduct (NOV 2021) (41 U.S.C. 3509). [] (3) 52.203-15, Whistleblower Protections under the American Recovery and Reinvestment Act of 2009 (JUN 2010) (Section 1553 of Pub. L. 111 -5). (Applies to contracts funded by the American Recovery and Reinvestment Act of 2009.) [] (4) 52.203-17, Contractor Employee Whistleblower Rights (NOV 2023) (41 U.S.C. 4712); this clause does not apply to contracts of DoD, NASA, the Coast Guard, or applicable elements of the intelligence community --see FAR 3.900(a). [X] (5) 52.204-10, Reporting Executive Compensation and First-Tier Subcontract Awards (JUN 2020) (Pub. L. 109 -282) (31 U.S.C. 6101 note). [] (6) [Reserved] [] (7) 52.204-14, Service Contract Reporting Requirements (OCT 2016) (Pub. L. 111 -117, section 743 of Div. C). [] (8) 52.204-15, Service Contract Reporting Requirements for Indefinite-Delivery Contracts (OCT 2016) (Pub. L. 111 -117, section 743 of Div. C). [X] (9) 52.204-27, Prohibition on a ByteDance Covered Application (JUN 2023) (Section 102 of Division R of Pub. L. 117 -328). [] (10) 52.204-28, Federal Acquisition Supply Chain Security Act Orders --Federal Supply Schedules, Governmentwide Acquisition Contracts, and Multi-Agency Contracts. (DEC 2023) ( Pub. L. 115 -390, title II). [X] (11)(i) 52.204-30, Federal Acquisition Supply Chain Security Act Orders --Prohibition. (Dec 2023) ( Pub. L. 115 -390, title II).[] (ii) Alternate I (DEC 2023) of 52.204 -30. [X] (12) 52.209-6, Protecting the Government's Interest When Subcontracting with Contractors Debarred, Suspended, Proposed for Debarment, or Voluntarily Excluded. (JAN 2025) (31 U.S.C. 6101 note). [X] (13) 52.209-9, Updates of Publicly Available Information Regarding Responsibility Matters (OCT 2018) (41 U.S.C. 2313). [] (14) [Reserved] [] (15) 52.219-3, Notice of HUBZone Set-Aside or Sole-Source Award (OCT 2022) (15 U.S.C. 657a). [] (16) 52.219-4, Notice of Price Evaluation Preference for HUBZone Small Business Concerns (OCT 2022) (if the offeror elects to waive the preference, it shall so indicate in its offer) (15 U.S.C. 657a). [] (17) [Reserved] [] (18) (i) 52.219-6, Notice of Total Small Business Set-Aside (NOV 2020) (15 U.S.C. 644). [] (ii) Alternate I (MAR 2020) of 52.219-6. [] (19) (i) 52.219-7, Notice of Partial Small Business Set-Aside (NOV 2020) (15 U.S.C. 644). [](ii) Alternate I (MAR 2020) of 52.219-7. [X] (20) 52.219-8, Utilization of Small Business Concerns (JAN 2025) (15 U.S.C. 637(d)(2) and (3)). []_ (21)(i) 52.219-9, Small Business Subcontracting Plan (JAN 2025) (15 U.S.C. 637(d)(4)). [] (ii) Alternate I (NOV 2016) of 52.219-9. [] (iii) Alternate II (NOV 2016) of 52.219-9. [] (iv) Alternate III (JUN 2020) of 52.219-9. [] (v) Alternate IV (JAN 2025) of 52.219-9. [] (22)(i) 52.219-13, Notice of Set-Aside of Orders (MAR 2020) (15 U.S.C. 644(r)). [] (ii) Alternate I (MAR 2020) of 52.219-13. [] (23) 52.219-14, Limitations on Subcontracting (OCT 2022) (15 U.S.C. 657s). [X] (24) 52.219-16, Liquidated Damages --Subcontracting Plan (SEP 2021) (15 U.S.C. 637(d)(4)(F)(i)). [] (25) 52.219-27, Notice of Set-Aside for, or Sole-Source Award to, Service-Disabled Veteran-Owned Small Business (SDVOSB) Concerns Eligible Under

CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED: PAGE 18 OF 37 PAGES CONTINUED ON NEXT PAGE SP8000-25-D-0007 Part 12 Clauses (CONTINUED) the Service-Disabled Veteran-Owned Small Business Program (FEB 2024) (15 U.S.C. 657f). [X] (26) (i) 52.219-28, Postaward Small Business Program Representation (JAN 2025) (15 U.S.C. 632(a)(2)). [] (ii) Alternate I (MAR 2020) of 52.219 -28. [] (27) 52.219-29, Notice of Set-Aside for, or Sole-Source Award to, Economically Disadvantaged Women-Owned Small Business Concerns (OCT 2022) (15 U.S.C. 637(m)). [] (28) 52.219-30, Notice of Set-Aside for, or Sole-Source Award to, Women-Owned Small Business Concerns Eligible Under the Women-Owned Small Business Program (OCT 2022) (15 U.S.C. 637(m)). [] (29) 52.219-32, Orders Issued Directly Under Small Business Reserves (MAR 2020) (15 U.S.C. 644(r)). [] (30) 52.219-33, Nonmanufacturer Rule (SEP 2021) (15 U.S.C. 657s). [X] (31) 52.222-3, Convict Labor (JUN 2003) (E.O. 11755). [X] (32) 52.222-19, Child Labor--Cooperation with Authorities and Remedies (JAN 2025) (E.O. 13126). [] (33) [Reserved] [] (34) [Reserved] [] (ii) [Reserved] [X] (35)(i) 52.222-35, Equal Opportunity for Veterans (JUN 2020) (38 U.S.C. 4212). [] (ii) Alternate I (JUL 2014) of 52.222-35. [X] (36) (i) 52.222-36, Equal Opportunity for Workers with Disabilities (JUN 2020) (29 U.S.C. 793). [] (ii) Alternate I (JUL 2014) of 52.222-36. [X] (37) 52.222-37, Employment Reports on Veterans (JUN 2020) (38 U.S.C. 4212). [X] (38) 52.222-40, Notification of Employee Rights Under the National Labor Relations Act (DEC 2010) (E.O. 13496). [X] (39)(i) 52.222-50, Combating Trafficking in Persons (NOV 2021) (22 U.S.C. chapter 78 and E.O. 13627). [] (ii) Alternate I (Mar 2015) of 52.222-50 (22 U.S.C. chapter 78 and E.O. 13627). [X] (40) 52.222 -54, Employment Eligibility Verification (JAN 2025). (E. O. 12989). (Not applicable to the acquisition of commercially available off-the-shelf items or certain other types of commercial products or commercial services as prescribed in FAR 22.1803.) [] (41)(i) 52.223-9, Estimate of Percentage of Recovered Material Content for EPA-Designated Items (MAY 2008) (42 U.S.C. 6962(c)(3)(A)(ii)). (Not applicable to the acquisition of commercially available off-the-shelf items.) [] (ii) Alternate I (MAY 2008) of 52.223-9 (42 U.S.C. 6962(i)(2)(C)). (Not applicable to the acquisition of commercially available off-the-shelf items.) [] (42) 52.223-11, Ozone-Depleting Substances and High Global Warming Potential Hydrofluorocarbons (MAY 2024) (42 U.S.C. 7671, et seq.). [] (43) 52.223-12, Maintenance, Service, Repair, or Disposal of Refrigeration Equipment and Air Conditioners (MAY 2024) (42 U.S.C. 7671, et seq.). [] (44)(i) 52.223-20, Aerosols (MAY 2024) ( 42 U.S.C. 7671, et seq.). [] (45) 52.223-21 Foams (MAY 2024) ( 42 U.S.C. 7671, et seq.). [X] (46) 52.223-23, Sustainable Products and Services (MAR 2025) (DEVIATION 2025-O0004) (7 U.S.C. 8102, 42 U.S.C. 6962, 42 U.S.C. 8259b, and 42 U.S.C. 7671l). [] (47) 52.224-3, Privacy Training (JAN 2017) ( 5 U.S.C. 552 a). [] (ii) Alternate I (JAN 2017) of 52.224-3. [] (48) (i) 52.225-1, Buy American-Supplies (OCT 2022) (41 U.S.C. chapter 83). [] (ii) Alternate I (OCT 2022) of 52.225-1. [] (49) (i) 52.225 -3, Buy American--Free Trade Agreements--Israeli Trade Act (NOV 2023) (19 U.S.C. 3301 note, 19 U.S.C. 2112 note, 19 U.S.C. 3805 note, 19 U.S.C. 4001 note, 19 U.S.C. chapter 29 (sections 4501-4732), Public Law 103-182, 108-77, 108-78, 108-286, 108-302, 109-53, 109-169, 109-283, 110-138, 112-41, 112-42, and 112-43). [] (ii) Alternate I [Reserved]. [] (iii) Alternate II (JAN 2025) of 52.225-3. [] (iv)Alternate III (FEB 2024) of 52.225-3. [] (v) Alternate IV (OCT 2022) of 52.225-3. [] (50) 52.225-5, Trade Agreements (NOV 2023) ( 19 U.S.C. 2501, et seq., 19 U.S.C. 3301 note). [X] (51) 52.225-13, Restrictions on Certain Foreign Purchases (FEB 2021) (E.O.’s, proclamations, and statutes administered by the Office of Foreign Assets Control of the Department of the Treasury). [] (52) 52.225-26, Contractors Performing Private Security Functions Outside the United States (Oct 2016) (Section 862, as amended, of the National Defense Authorization Act for Fiscal Year 2008; 10 U.S.C. Subtitle A, Part V, Subpart G Note). [] (53) 52.226-4, Notice of Disaster or Emergency Area Set-Aside (NOV 2007) (42 U.S.C. 5150). [] (54) 52.226-5, Restrictions on Subcontracting Outside Disaster or Emergency Area (NOV 2007) (42 U.S.C. 5150). [] (55) 52.226-8, Encouraging Contractor Policies to Ban Text Messaging While Driving (MAY 2024) ( E.O. 13513). [X] (56) 52.229-12, Tax on Certain Foreign Procurements (FEB 2021). [] (57) 52.232-29, Terms for Financing of Purchases of Commercial Products and Commercial Services (NOV 2021) (41 U.S.C. 4505, 10 U.S.C. 3805). [] (58) 52.232-30, Installment Payments for Commercial Products and Commercial Services (NOV 2021) (41 U.S.C. 4505, 10 U.S.C. 3805). [X] (59) 52.232-33, Payment by Electronic Funds Transfer-System for Award Management (OCT 2018) ( 31 U.S.C. 3332). [] (60) 52.232-34, Payment by Electronic Funds Transfer-Other than System for Award Management (JUL 2013) (31 U.S.C. 3332). [X] (61) 52.232-36, Payment by Third Party (MAY 2014) (31 U.S.C. 3332). [X] (62) 52.239-1, Privacy or Security Safeguards (AUG 1996) ( 5 U.S.C. 552a). [] (63) 52.240-1, Prohibition on Unmanned Aircraft Systems Manufactured or Assembled by American Security Drone Act-Covered Foreign Entities (NOV 2024) (Sections 1821-1826, Pub. L. 118-31, 41 U.S.C. 3901 note prec.). [X] (64) 52.242-5, Payments to Small Business Subcontractors (JAN 2017) (15 U.S.C. 637(d)(13)). [X] (65) (i) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (NOV 2021) ( 46 U.S.C. 55305 and 10 U.S.C. 2631). [] (ii) Alternate I (APR 2003) of 52.247-64.

CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED: PAGE 19 OF 37 PAGES CONTINUED ON NEXT PAGE SP8000-25-D-0007 Part 12 Clauses (CONTINUED) [] (iii)Alternate II (NOV 2021) of 52.247-64. (c) The Contractor shall comply with the FAR clauses in this paragraph (c), applicable to commercial services, that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial products and commercial services: [Contracting Officer check as appropriate.] [] (1) 52.222-41, Service Contract Labor Standards (AUG 2018) (41 U.S.C. chapter 67). [] (2) 52.222-42, Statement of Equivalent Rates for Federal Hires (MAY 2014) (29 U.S.C. 206 and 41 U.S.C. chapter 67). [] (3) 52.222-43, Fair Labor Standards Act and Service Contract Labor Standards-Price Adjustment (Multiple Year and Option Contracts) (AUG2018) (29 U. S.C. 206 and 41 U.S.C. chapter 67). [] (4) 52.222-44, Fair Labor Standards Act and Service Contract Labor Standards --Price Adjustment (MAY 2014) (29 U.S.C 206 and 41 U.S.C. chapter 67). [] (5) 52.222-51, Exemption from Application of the Service Contract Labor Standards to Contracts for Maintenance, Calibration, or Repair of Certain Equipment --Requirements (MAY 2014) (41 U.S.C. chapter 67). [] (6) 52.222-53, Exemption from Application of the Service Contract Labor Standards to Contracts for Certain Services --Requirements (MAY 2014) (41 U. S.C. chapter 67). [] (7) 52.222-55, Minimum Wages for Contractor Workers Under Executive Order 14026 (JAN 2022). [] (8) 52.222-62, Paid Sick Leave Under Executive Order 13706 (JAN 2022) (E.O. 13706). [] (9) 52.226-6, Promoting Excess Food Donation to Nonprofit Organizations (JUN 2020) (42 U.S.C. 1792). [] (10) 52.247-69, Reporting Requirement for U.S.-Flag Air Carriers Regarding Training to Prevent Human Trafficking (Jan 2025) (49 U.S.C. 40118(g)). (d) Comptroller General Examination of Record. The Contractor shall comply with the provisions of this paragraph (d) if this contract was awarded using other than sealed bid, is in excess of the simplified acquisition threshold, as defined in FAR 2.101, on the date of award of this contract, and does not contain the clause at 52.215 -2, Audit and Records --Negotiation. (1) The Comptroller General of the United States, or an authorized representative of the Comptroller General, shall have access to and right to examine any of the Contractor's directly pertinent records involving transactions related to this contract. (2) The Contractor shall make available at its offices at all reasonable times the records, materials, and other evidence for examination, audit, or reproduction, until 3 years after final payment under this contract or for any shorter period specified in FAR Subpart 4.7, Contractor Records Retention, of the other clauses of this contract. If this contract is completely or partially terminated, the records relating to the work terminated shall be made available for 3 years after any resulting final termination settlement. Records relating to appeals under the disputes clause or to litigation or the settlement of claims arising under or relating to this contract shall be made available until such appeals, litigation, or claims are finally resolved. (3) As used in this clause, records include books, documents, accounting procedures and practices, and other data, regardless of type and regardless of form. This does not require the Contractor to create or maintain any record that the Contractor does not maintain in the ordinary course of business or pursuant to a provision of law. (e)(1) Notwithstanding the requirements of the clauses in paragraphs (a), (b), (c), and (d) of this clause, the Contractor is not required to flow down any FAR clause, other than those in this paragraph (e)(1), in a subcontract for commercial products or commercial services. Unless otherwise indicated below, the extent of the flow down shall be as required by the clause -- (i) 52.203 -13, Contractor Code of Business Ethics and Conduct (NOV 2021) (41 U.S.C. 3509). (ii) 52.203 -17, Contractor Employee Whistleblower Rights (NOV 2023) (41 U.S.C. 4712). (iii) 52.203 -19, Prohibition on Requiring Certain Internal Confidentiality Agreements or Statements (JAN 2017) (section 743 of Division E, Title VII, of the Consolidated and Further Continuing Appropriations Act, 2015 (Pub. L. 113 -235) and its successor provisions in subsequent appropriations acts (and as extended in continuing resolutions)). (iv) 52.204 -23, Prohibition on Contracting for Hardware, Software, and Services Developed or Provided by Kaspersky Lab and Other Covered Entities (NOV 2021) (Section 1634 of Pub. L. 115 -91). (v) 52.204 -25, Prohibition on Contracting for Certain Telecommunications and Video Surveillance Services or Equipment. (NOV 2021) (Section 889(a)(1) (A) of Pub. L. 115 -232). (vi) 52.204 -27, Prohibition on a ByteDance Covered Application (JUN 2023) (Section 102 of Division R of Pub. L. 117 -328). (vii)(A) 52.204 -30, Federal Acquisition Supply Chain Security Act Orders --Prohibition. (Dec 2023) ( Pub. L. 115 -390, title II). (B) Alternate I (DEC 2023) of 52.204-30 (viii) 52.219 -8, Utilization of Small Business Concerns (JAN 2025) (15 U.S.C. 637(d)(2) and (3)), in all subcontracts that offer further subcontracting opportunities. If the subcontract (except subcontracts to small business concerns) exceeds the applicable threshold specified in FAR 19.702(a) on the date of subcontract award, the subcontractor must include 52.219 -8 in lower tier subcontracts that offer subcontracting opportunities. (ix) [Reserved] (x) [Reserved] (xi) 52.222 -35, Equal Opportunity for Veterans (JUN 2020) (38 U.S.C. 4212). (xii) 52.222 -36, Equal Opportunity for Workers with Disabilities (JUN 2020) (29 U.S.C. 793). (xiii) 52.222 -37, Employment Reports on Veterans (JUN 2020) (38 U.S.C. 4212). (xiv) 52.222 -40, Notification of Employee Rights Under the National Labor Relations Act (DEC 2010) (E.O. 13496). Flow down required in accordance with paragraph (f) of FAR clause 52.222 -40. (xv) 52.222 -41, Service Contract Labor Standards (AUG 2018)(41 U.S.C. chapter 67). (xvi) (A) 52.222-50, Combating Trafficking in Persons (NOV 2021) (22 U.S.C. chapter 78 and E.O. 13627). (B) Alternate I (MAR 2015) of 52.222 -50 (22 U.S.C. chapter 78 and E.O. 13627). (xvii) 52.222 -51, Exemption from Application of the Service Contract Labor Standards to Contracts for Maintenance, Calibration, or Repair of Certain Equipment --Requirements (MAY 2014) (41 U.S.C. chapter 67). (xviii) 52.222 -53, Exemption from Application of the Service Contract Labor Standards to Contracts for Certain Services --Requirements (MAY 2014) (41 U.S.C. chapter 67). (xix) 52.222 -54, Employment Eligibility Verification (JAN 2025) (E. O. 12989). (xx) 52.222 -55, Minimum Wages for Contractor Workers Under Executive Order 14026 (JAN 2022).

CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED: PAGE 20 OF 37 PAGES CONTINUED ON NEXT PAGE SP8000-25-D-0007 Part 12 Clauses (CONTINUED) (xxi) 52.222 -62 Paid Sick Leave Under Executive Order 13706 (JAN 2022) (E.O. 13706). (xxii)(A) 52.224 -3, Privacy Training (JAN 2017) (5 U.S.C. 552a). (B) Alternate I (JAN 2017) of 52.224 -3. (xxiii) 52.225 -26, Contractors Performing Private Security Functions Outside the United States (OCT 2016) (Section 862, as amended, of the National Defense Authorization Act for Fiscal Year 2008; 10 U.S.C. Subtitle A, Part V, Subpart G Note). (xxiv) 52.226 -6, Promoting Excess Food Donation to Nonprofit Organizations (JUN 2020) (42 U.S.C. 1792). Flow down required in accordance with paragraph (e) of FAR clause 52.226 -6. (xxv) 52.232 -40, Providing Accelerated Payments to Small Business Subcontractors (MAR 2023) (31 U.S.C. 3903 and 10 U.S.C. 3801). Flow down required in accordance with paragraph (c) of 52.232 -40. (xxvi) 52.247 -64, Preference for Privately Owned U.S.-Flag Commercial Vessels (NOV 2021) (46 U.S.C. 55305 and 10 U.S.C. 2631). Flow down required in accordance with paragraph (d) of FAR clause 52.247 -64. (2) While not required, the Contractor may include in its subcontracts for commercial products and commercial services a minimal number of additional clauses necessary to satisfy its contractual obligations. (End of clause) 52.203-19 PROHIBITION ON REQUIRING CERTAIN INTERNAL CONFIDENTIALITY AGREEMENTS OR STATEMENTS (JAN 2017) FAR 52.204-14 SERVICE CONTRACT REPORTING REQUIREMENTS (OCT 2016) FAR 52.204-15 SERVICE CONTRACT REPORTING REQUIREMENTS FOR INDEFINITE-DELIVERY CONTRACTS (OCT 2016) FAR 52.204-18 COMMERCIAL AND GOVERNMENT ENTITY CODE MAINTENANCE (AUG 2020) FAR 52.204-19 INCORPORATION BY REFERENCE OF REPRESENTATIONS AND CERTIFICATIONS (DEC 2014) FAR 52.204-25 PROHIBITION ON CONTRACTING FOR CERTAIN TELECOMMUNICATIONS AND VIDEO SURVEILLANCE SERVICES OR EQUIPMENT (NOV 2021) FAR 252.204-7009 LIMITATIONS ON THE USE OR DISCLOSURE OF THIRD-PARTY CONTRACTOR REPORTED CYBER INCIDENT INFORMATION (JAN 2023) DFARS 252.204-7014 LIMITATIONS ON THE USE OR DISCLOSURE OF INFORMATION BY LITIGATION SUPPORT CONTRACTORS (JAN 2023) DFARS 252.204-7015 NOTICE OF AUTHORIZED DISCLOSURE OF INFORMATION FOR LITIGATION SUPPORT (JAN 2023) DFARS 52.209-1 QUALIFICATION REQUIREMENTS (FEB 1995) FAR As prescribed in 9.206-2 , insert the following clause: (a) Definition. “Qualification requirement,” as used in this clause, means a Government requirement for testing or other quality assurance demonstration that must be completed before award. (b) One or more qualification requirements apply to the supplies or services covered by this contract. For those supplies or services requiring qualification, whether the covered product or service is an end item under this contract or simply a component of an end item, the product, manufacturer, or source must have demonstrated that it meets the standards prescribed for qualification before award of this contract. The product, manufacturer, or source must be qualified at the time of award whether or not the name of the product, manufacturer, or source is actually included on a qualified products list, qualified manufacturers list, or qualified bidders list. Offerors should contact the agency activity designated below to obtain all requirements that they or their products or services, or their subcontractors or their products or services, must satisfy to become qualified and to arrange for an opportunity to demonstrate their abilities to meet the standards specified for qualification. http://quicksearch.dla.mil/qsSearch.aspx (c) If an offeror, manufacturer, source, product or service covered by a qualification requirement has already met the standards specified, the relevant information noted below should be provided. Offeror's Name: Manufacturer's Name: Source's Name: Item Name: Service Identification: Test Number: (to the extent known) (d) Even though a product or service subject to a qualification requirement is not itself an end item under this contract, the product, manufacturer, or source

CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED: PAGE 21 OF 37 PAGES CONTINUED ON NEXT PAGE SP8000-25-D-0007 Part 12 Clauses (CONTINUED) must nevertheless be qualified at the time of award of this contract. This is necessary whether the Contractor or a subcontractor will ultimately provide the product or service in question. If, after award, the Contracting Officer discovers that an applicable qualification requirement was not in fact met at the time of award, the Contracting Officer may either terminate this contract for default or allow performance to continue if adequate consideration is offered and the action is determined to be otherwise in the Government's best interests. (e) If an offeror, manufacturer, source, product or service has met the qualification requireme nt but is not yet on a qualified products list, qualified manufacturers list, or qualified bidders list, the offeror must submit evidence of qualification prior to award of this contract. Unless determined to be in the Government's interest, award of this contract shall not be delayed to permit an offeror to submit evidence of qualification. (f) Any change in location or ownership of the plant where a previously qualified product or service was manufactured or performed requires reevaluation of the qualification. Similarly, any change in location or ownership of a previously qualified manufacturer or source requires reevaluation of the qualification. The reevaluation must be accomplished before the date of award. (End of clause) 52.209-10 PROHIBITION ON CONTRACTING WITH INVERTED DOMESTIC CORPORATIONS (NOV 2015) FAR 252.209-7004 SUBCONTRACTING WITH FIRMS THAT ARE OWNED OR CONTROLLED BY THE GOVERNMENT OF A COUNTRY THAT IS A STATE SPONSOR OF TERRORISM (MAY 2019) DFARS 52.215-21 REQUIREMENTS FOR CERTIFIED COST OR PRICING DATA AND DATA OTHER THAN CERTIFIED COST OR PRICING DATA - MODIFICATIONS - ALTERNATE IV (OCT 1997) FAR (a) Submission of certified cost or pricing data is not required. (b) Provide data described below: [ ] 252.215-7014 EXCEPTION FROM CERTIFIED COST OR PRICING DATA REQUIREMENTS FOR FOREIGN MILITARY SALES INDIRECT OFFSETS (DEC 2022) DFARS C09 ECONOMIC PRICE ADJUSTMENT - DEPARTMENT OF LABOR INDEX (FEB 2024) (a) Warranties. The contractor warrants that-- (1) The base unit prices set forth in the Schedule do not include allowances for any portion of the contingency covered by this procurement note; and (2) Prices invoiced shall be computed in accordance with the terms of this procurement note. (b) Definitions. As used throughout this procurement note -- (1) "Index", for the purpose of price adjustment under this procurement note, means the Producer Price Index(es) reported in the monthly publication entitled, “Producer Price Indexes”, published by the United States (U.S.) Department of Labor (DOL), Bureau of Labor Statistics (BLS) for the following code number(s) and title(s): Refer to USAC’s Proposed Economic Price Adjustment Clause and USAC’s Proposed Ingot Pricing Terms. USAC’s C09 clause and pricing terms supersede and shall take precedence over this clause. (contracting officer fill-in) N/A; or the Employment Cost Index(es) reported in the quarterly publication entitled, “Employment Cost Indexes,” published by the United States (U.S.) Department of Labor (DOL), Bureau of Labor Statistics (BLS) for the following code number(s) and title(s): N/A (contracting officer fill-in) N/A. (2) "Base index" is the arithmetic average of the final version of the indexes published for the N/A months, or N/A quarters for ECI, preceding the closing date for receipt of proposals or the date required for receipt of final proposal revisions, if discussions were held. (3) "Adjusting index" means the N/A arithmetic average of the [ ] first published or [ ] final version of the index for the N/A months, or N/A quarters for ECI, prior to the month in which the adjusting contract modification is effective. (4) "Base unit price" means the unit price applicable to a quantity of a contract line item established at contract award, exclusive of any price adjustment pursuant to this procurement note. (5) “Adjustment period” means the period during which a particular adjustment to the unit price under this procurement note (calculated at the beginning of the adjustment period) will apply. The length of each adjustment period in months is the number of adjustments allowed per year in (c)(1) below divided by 12. (c) Adjustments. Prior to the end of each adjustment period, the contracting officer will calculate the adjusting index and any adjusted contract unit price(s) for the new adjustment period, and modify the contract accordingly. The contracting officer will make price adjustments in accordance with this procurement note by issuing a contract modification showing the base index, the adjusting index, the base unit price, the mathematical calculations, and the changed unit price(s). The price adjustment shall apply to orders issued after the effective date of the contract modification establishing the unit price for the adjustment period. The contracting officer will base the price adjustment(s) for each adjustment period on the percentage change between the base index and the adjusting index for the adjustment period, as applied to the base unit price (1) The contractor shall decrease its price in any particular adjustment period if the adjusting index is less than the base index. This contract allows N/A price adjustments per contract year. (2) Example of adjustment calculation: Header Header Base Index = 109.88* Adjusting index = 112.72* Less base index = 109.88 Change to index = 2.84

CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED: PAGE 22 OF 37 PAGES CONTINUED ON NEXT PAGE SP8000-25-D-0007 Part 12 Clauses (CONTINUED) Header Header Divide change to index by base index = ** Multiply by the base unit price = $ *** = Unit Price Adjustment Adjusted unit price = $ * In computing the base and adjusting indexes, the resulting figure shall be rounded to the second decimal place. ** This figure shall be rounded to the fifth decimal place. *** All dollar figures shall be rounded to the nearest cent. (d) The aggregate of the increases in any contract unit price under the terms of this procurement note shall not exceed N/A % (percent) of the original base unit price, except as provided hereafter. (1) If at any time the contractor has reason to believe that within the near future a price adjustment under the provisions of this clause will be required that will exceed the adjustment ceiling for any item, the contractor shall promptly notify the contracting officer in writing of the expected increase. The notification shall include a revised ceiling the contractor believes is sufficient to permit completion of remaining contract performance, along with appropriate explanation and documentation as required by the contracting officer. (2) If an increase in the index would raise a contract unit price for an item above the current ceiling, the contracting officer may issue a contract modification to raise the ceiling. If the contract ceiling will not be raised, the contracting officer shall so promptly notify the contractor in writing. (e) Invoices. The prices payable under this contract will be based on the latest adjusted unit price incorporated into the contract as of the date of order. (f) Retroactive adjustment. This paragraph applies only if the contracting officer selected “first published index” in paragraph (b)(3). If the Government has already paid for orders delivered during an adjustment period, the contractor may request a retroactive adjustment. The contracting officer will, base the retroactive adjustment on the difference between a higher final revised index applicable to an adjustment period and the index values used in calculating the unit price for that adjustment period, subject to the adjustment ceiling in paragraph (d) and under] the following conditions: (1) The request for equitable adjustment clearly establishes that the unit price adjustment for the adjustment period would have been higher if the final revised index had been used;, and identifies all invoices and payments to which it applies cites the specific index differences relating to the requested adjustment, and provides a calculation of the total net price adjustment for items delivered during that adjustment period. (2) The total dollar change for items delivered is $ N/A ($ unless otherwise stated) or more for the applicable adjustment period(s). (3) The contracting officer received the contractor's written request within 45 days following publication of the final revised index. The contractor shall adjust its prices downward based on the difference between a lower final revised index applicable to an adjustment period and the index values used in calculating the unit price for that adjustment period, subject to the limitation in paragraph (f)(2). (g) Revision of index. If any applicable index is discontinued or its method of derivation is altered substantially, or if the contracting officer determines that the index consistently and substantially fails to reflect market conditions, the parties shall mutually agree upon an appropriate and comparable substitute. The contracting officer will modify the contract to reflect such substitute effective on the date the index was discontinued, altered, or began to consistently and substantially fail to reflect market conditions. (h) Final invoice. The contractor shall include a statement on the final invoice confirming it has applied all decreases required by this procurement note to the amounts invoiced. (i) Disputes. The “Disputes” clause of the contract applies to any dispute arising under this procurement note. 52.216-18 ORDERING (AUG 2020) FAR As prescribed in 16.506(a), insert the following clause: (a) Any supplies and services to be furnished under this contract shall be ordered by issuance of delivery orders or task orders by the individuals or activities designated in the Schedule. Such orders may be issued from EFFECTIVE DATE OF AWARD through LAST DAY OF THE CONTRACT. (b) All delivery orders or task orders are subject to the terms and conditions of this contract. In the event of conflict between a delivery order or task order and this contract, the contract shall control. (c) If mailed, a delivery order or task order is considered “issued” when the Government deposits the order in the mail. Orders may be issued orally, by facsimile, or by electronic commerce methods only if authorized in the Schedule. (End of clause) 52.216-19 ORDER LIMITATIONS (OCT 1995) FAR As prescribed in 16.506(b), insert a clause substantially the same as follows: (a) Minimum order. When the Government requires supplies or services covered by this contract in an amount of less than 45,000 pounds (equivalent to one truckload) [insert dollar figure or quantity], the Government is not obligated to purchase, nor is the Contractor obligated to furnish, those supplies or services under the contract. (b) Maximum order. The Contractor is not obligated to honor -- (1) Any order for a single item in excess of 2,000,000 pounds [insert dollar figure or quantity]; (2) Any order for a combination of items in excess of 2,000,000 pounds [insert dollar figure or quantity]; or (3) A series of orders from the same ordering office within days that together call for quantities exceeding the limitation in paragraph (b)(1) or (2) of this section. (c) If this is a requirements contract (i.e., includes the Requirements clause at subsection 52.216-21 of the Federal Acquisition Regulation (FAR)), the Government is not required to order a part of any one requirement from the Contractor if that requirement exceeds the maximum-order limitations in paragraph (b) of this section.

CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED: PAGE 23 OF 37 PAGES CONTINUED ON NEXT PAGE SP8000-25-D-0007 Part 12 Clauses (CONTINUED) (d) Notwithstanding paragraphs (b) and (c) of this section, the Contractor shall honor any order exceeding the maximum order limitations in paragraph (b), unless that order (or orders) is returned to the ordering office within 10 DAYS days after issuance, with written notice stating the Contractor's intent not to ship the item (or items) called for and the reasons. Upon receiving this notice, the Government may acquire the supplies or services from another source. (End of clause) 52.216-22 INDEFINITE QUANTITY (OCT 1995) FAR As prescribed in 16.506(e), insert the following clause: (a) This is an indefinite-quantity contract for the supplies or services specified, and effective for the period stated, in the Schedule. The quantities of supplies and services specified in the Schedule are estimates only and are not purchased by this contract. (b) Delivery or performance shall be made only as authorized by orders issued in accordance with the Ordering clause. The Contractor shall furnish to the Government, when and if ordered, the supplies or services specified in the Schedule up to and including the quantity designated in the Schedule as the “maximum.” The Government shall order at least the quantity of supplies or services designated in the Schedule as the “minimum.” (c) Except for any limitations on quantities in the Order Limitations clause or in the Schedule, there is no limit on the number of orders that may be issued. The Government may issue orders requiring delivery to multiple destinations or performance at multiple locations. (d) Any order issued during the effective period of this contract and not completed within that period shall be completed by the Contractor within the time specified in the order. The contract shall govern the Contractor's and Government's rights and obligations with respect to that order to the same extent as if the order were completed during the contract's effective period; provided, that the Contractor shall not be required to make any deliveries under this contract after 2 YEARS FROM EXPIRATION OF THE DELIVERY ORDER PERIOD. (End of clause) 52.222-20 CONTRACTS FOR MATERIALS, SUPPLIES, ARTICLES, AND EQUIPMENT (JUN 2020) FAR 52.222-50 COMBATING TRAFFICKING IN PERSONS (NOV 2021) FAR 52.223-3 HAZARDOUS MATERIAL IDENTIFICATION AND MATERIAL SAFETY DATA (FEB 2021) FAR (a) “Hazardous material,” as used in this clause, includes any material defined as hazardous under the latest version of Federal Standard No. 313 (including revisions adopted during the term of the contract). (b) The offeror must list any hazardous material, as defined in paragraph (a) of this clause, to be delivered under this contract. The hazardous material shall be properly identified and include any applicable identification number, such as National Stock Number or Special Item Number. This information shall also be included on the Material Safety Data Sheet submitted under this contract. Material (If none, insert None) Identification No. (c) This list must be updated during performance of the contract whenever the Contractor determines that any other material to be delivered under this contract is hazardous. (d) The apparently successful offeror agrees to submit, for each item as required prior to award, a Material Safety Data Sheet, meeting the requirements of 29 CFR 1910.1200(g) and the latest version of Federal Standard No. 313, for all hazardous material identified in paragraph (b) of this clause. Data shall be submitted in accordance with Federal Standard No. 313, whether or not the apparently successful offeror is the actual manufacturer of these items. Failure to submit the Material Safety Data Sheet prior to award may result in the apparently successful offeror being considered nonresponsible and ineligible for award. (e) If, after award, there is a change in the composition of the item(s) or a revision to Federal Standard No. 313, which renders incomplete or inaccurate the data submitted under paragraph (d) of this clause, the Contractor shall promptly notify the Contracting Officer and resubmit the data. (f) Neither the requirements of this clause nor any act or failure to act by the Government shall relieve the Contractor of any responsibility or liability for the safety of Government, Contractor, or subcontractor personnel or property. (g) Nothing contained in this clause shall relieve the Contractor from complying with applicable Federal, State, and local laws, codes, ordinances, and regulations (including the obtaining of licenses and permits) in connection with hazardous material. (h) The Government's rights in data furnished under this contract with respect to hazardous material are as follows: (1) To use, duplicate and disclose any data to which this clause is applicable. The purposes of this right are to -- (i) Apprise personnel of the hazards to which they may be exposed in using, handling, packaging, transporting, or disposing of hazardous materials; (ii) Obtain medical treatment for those affected by the material; and (iii) Have others use, duplicate, and disclose the data for the Government for these purposes. (2) To use, duplicate, and disclose data furnished under this clause, in accordance with subparagraph (h)(1) of this clause, in precedence over any other clause of this contract providing for rights in data. (3) The Government is not precluded from using similar or identical data acquired from other sources. (End of Clause)

CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED: PAGE 24 OF 37 PAGES CONTINUED ON NEXT PAGE SP8000-25-D-0007 Part 12 Clauses (CONTINUED) 252.223-7009 PROHIBITION OF PROCUMENT OF FLOURINATED AQUEOUS FILM-FORMING FOAM FIRE-FIGHTING AGENT FOR USE ON MILITARY INSTALLATIONS (MAR 2024) FAR 252.225-7002 QUALIFYING COUNTRY SOURCES AS SUBCONTRACTORS (MAR 2022) DFARS 252.225-7008 RESTRICTION ON ACQUISITION OF SPECIALTY METALS (MAR 2013) DFARS 252.225-7012 PREFERENCE FOR CERTAIN DOMESTIC COMMODITIES (APR 2022) DFARS (a) Definitions. As used in this clause -- “Component” means any item supplied to the Government as part of an end product or of another component. “End product” means supplies delivered under a line item of this contract. "Qualifying country" means a country with a reciprocal defense procurement memorandum of understanding or international agreement with the United States in which both countries agree to remove barriers to purchases of supplies produced in the other country or services performed by sources of the other country, and the memorandum or agreement complies, where applicable, with the requirements of section 36 of the Arms Export Control Act (22 U.S.C. 2776) and with 10 U.S.C. 2457. Accordingly, the following are qualifying countries: Australia Austria Belgium Canada Czech Republic Denmark Egypt Estonia Finland France Germany Greece Israel Italy Japan Latvia Lithuania Luxembourg Netherlands Norway Poland Portugal Slovenia Spain Sweden Switzerland Turkey United Kingdom of Great Britain and Northern Ireland. “Structural component of a tent” -- (1) Means a component that contributes to the form and stability of the tent (e.g., poles, frames, flooring, guy ropes, pegs); and (2) Does not include equipment such as heating, cooling, or lighting.

CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED: PAGE 25 OF 37 PAGES CONTINUED ON NEXT PAGE SP8000-25-D-0007 Part 12 Clauses (CONTINUED) “United States” means the 50 States, the District of Columbia, and outlying areas. “U.S.-flag vessel” means a vessel of the United States or belonging to the United States, including any vessel registered or having national status under the laws of the United States. (b) The Contractor shall deliver under this contract only such of the following items, either as end products or components, that have been grown, reprocessed, reused, or produced in the United States: (1) Food. (2) Clothing and the materials and components thereof, other than sensors, electronics, or other items added to, and not normally associated with, clothing and the materials components thereof. Clothing includes items such as outerwear, headwear, underwear, nightwear. footwear, hosiery, handwear, belts, badges, and insignia. (3)(i) Tents and structural components of tents; (ii) Tarpaulins; or (iii) Covers. (4) Cotton and other natural fiber products. (5) Woven silk or woven silk blends. (6) Spun silk yarn for cartridge cloth. (7) Synthetic fabric, and coated synthetic fabric, including all textile fibers and yarns that are for use in such fabrics. (8) Canvas products. (9) Wool (whether in the form of fiber or yarn or contained in fabrics, materials, or manufactured articles). (10) Any item of individual equipment (Federal Supply Class 8465) manufactured from or containing fibers, yarns, fabrics, or materials listed in this paragraph (b). (c) This clause does not apply -- (1) To items listed in section 25.104(a) of the Federal Acquisition Regulation, or other items for which the Government has determined that a satisfactory quality and sufficient quantity cannot be acquired as and when needed at U.S. market prices; (2) To incidental amounts of cotton, other natural fibers, or wool incorporated in an end product, for which the estimated value of the cotton, other natural fibers, or wool -- (i) Is not more than 10 percent of the total price of the end product; and (ii) Does not exceed the threshold at Defense Federal Acquisition Regulation Supplement 225.7002-2(a); (3) To waste and byproducts of cotton or wool fiber for use in the production of propellants and explosives; (4) To foods, other than fish, shellfish, or seafood, that have been manufactured or processed in the United States, regardless of where the foods (and any component if applicable) were grown or produced. Fish, shellfish, or seafood manufactured or processed in the United States and fish, shellfish, or seafood contained in foods manufactured or processed in the United States shall be provided in accordance with paragraph (d) of this clause; (5) To chemical warfare protective clothing produced in a qualifying country; or (6) To fibers and yarns that are for use in synthetic fabric or coated synthetic fabric (but does apply to the synthetic or coated synthetic fabric itself), if -- (i) The fabric is to be used as a component of an end product that is not a textile product. Examples of textile products, made in whole or in part of fabric, include ¾ (A) Draperies, floor coverings, furnishings, and bedding (Federal Supply Group 72, Household and Commercial Furnishings and Appliances); (B) Items made in whole or in part of fabric in Federal Supply Group 83, Textile/leather/furs/apparel/findings/tents/flags, or Federal Supply Group 84, Clothing, Individual Equipment and Insignia; (C) Upholstered seats (whether for household, office, or other use); and (D) Parachutes (Federal Supply Class 1670); or (ii) The fibers and yarns are para-aramid fibers and continuous filament para-aramid yarns manufactured in a qualifying country. (d)(1) Fish, shellfish, and seafood delivered under this contract, or contained in foods delivered under this contract -- (i) Shall be taken from the sea by U.S.-flag vessels; or (ii) If not taken from the sea, shall be obtained from fishing within the United States; and (2) Any processing or manufacturing of the fish, shellfish, or seafood shall be performed on a U.S.-flag vessel or in the United States. (End of clause)

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Part 12 Clauses (CONTINUED)

252.225-7013 DUTY-FREE ENTRY (NOV 2023) DFARS

252.225-7021 TRADE AGREEMENTS - BASIC (OCT 2023) DFARS

252.225-7060 PROHIBITION ON CERTAIN PROCUREMENTS FROM THE XINJIANG UYGHUR AUTONOMOUS REGION (JUN 2023) DFARS

52.232-17 INTEREST (MAY 2014) FAR

52.232-18 AVAILABILITY OF FUNDS (APR 1984) FAR

52.232-40 PROVIDING ACCELERATED PAYMENTS TO SMALL BUSINESS SUBCONTRACTORS (MAR 2023) FAR

252.232-7006 WIDE AREA WORKFLOW PAYMENT INSTRUCTIONS (JAN 2023) DFARS

As prescribed in 232.7004 (b), use the following clause:
(a) *Definitions.* As used in this clause -
Department of Defense Activity Address Code (DoDAAC) is a six position code that uniquely identifies a unit, activity, or organization.
Document type means the type of payment request or receiving report available for creation in Wide Area WorkFlow (WAWF).
Local processing office (LPO) is the office responsible for payment certification when payment certification is done external to the entitlement system.
Payment request and *receiving report* are defined in the clause at 252.232-7003, Electronic Submission of Payment Requests and Receiving Reports.
(b) *Electronic invoicing.* The WAWF system provides the method to electronically process vendor payment requests and receiving reports, as authorized by Defense Federal Acquisition Regulation System (DFARS) 252.232-7003, Electronic Submission of Payment Requests and Receiving Reports.
(c) *WAWF access.* To access WAWF, the Contractor shall -
(1) Have a designated electronic business point of contact in the System for Award Management at https://www.sam.gov and
(2) Be registered to use WAWF at https://wawf.eb.mil/ following the step-by-step procedures for self-registration available at this Web site.
(d) *WAWF training.* The Contractor should follow the training instructions of the WAWF Web-Based Training Course and use the Practice Training Site before submitting payment requests through WAWF. Both can be accessed by selecting the "Web Based Training" link on the WAWF home page at https://wawf.eb.mil/.
(e) *WAWF methods of document submission.* Document submissions may be via Web entry, Electronic Data Interchange, or File Transfer Protocol.
(f) *WAWF payment instructions.* The Contractor shall use the following information when submitting payment requests and receiving reports in WAWF for this contract or task or delivery order:
(1) *Document type.* The Contractor shall submit payment requests using the following document type(s):
(i) For cost-type line items, including labor-hour or time-and-materials, submit a cost voucher.
(ii) For fixed price line items -
(A) That require shipment of a deliverable, submit the invoice and receiving report specified by the Contracting Officer.
(Contracting Officer: Insert applicable invoice and receiving report document type(s) for fixed price line items that require shipment of a deliverable.)
COMBO
(B) For services that do not require shipment of a deliverable, submit either the Invoice 2in1, which meets the requirements for the invoice and receiving report, or the applicable invoice and receiving report, as specified by the Contracting Officer.

(Contracting Officer: Insert either "Invoice 2in1" or the applicable invoice and receiving report document type(s) for fixed price line items for services.)
(iii) For customary progress payments based on costs incurred, submit a progress payment request.
(iv) For performance based payments, submit a performance based payment request.
(v) For commercial financing, submit a commercial financing request.
(2) Fast Pay requests are only permitted when Federal Acquisition Regulation (FAR) 52.213-1 is included in the contract.
[Note: The Contractor may use a WAWF "combo" document type to create some combinations of invoice and receiving report in one step.]
(3) *Document routing.* The Contractor shall use the information in the Routing Data Table below only to fill in applicable fields in WAWF when creating payment requests and receiving reports in the system.
Routing Data Table *

Field Name in WAWF	Data to be entered in WAWF	Guidance
Pay Official DoDAAC	SL4701	(If blank, see resulting award)
Issue By DoDAAC	SP8000	(If blank, see resulting award)
Admin DoDAAC	SP8000	(If blank, see resulting award)
Inspect By DoDAAC	SB0812	(If blank, see resulting award)

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CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED: PAGE 27 OF 37 PAGES CONTINUED ON NEXT PAGE SP8000-25-D-0007 Part 12 Clauses (CONTINUED) Field Name in WAWF Data to be entered in WAWF Guidance Ship To Code SB0812 (If blank, see resulting award) Ship From Code N/A (If blank, see resulting award) Mark For Code N/A (If blank, see resulting award) Service Approver (DoDAAC) N/A (If blank, see resulting award) Service Acceptor (DoDAAC) N/A (If blank, see resulting award) Accept at Other DoDAAC N/A (If blank, see resulting award) LPO DoDAAC N/A (If blank, see resulting award) DCAA Auditor DoDAAC N/A (If blank, see resulting award) Other DoDAAC(s) N/A (If blank, see resulting award) (* Contracting Officer: Insert applicable DoDAAC information. If multiple ship to/acceptance locations apply, insert “See Schedule” or “Not applicable.”) (** Contracting Officer: If the contract provides for progress payments or performance-based payments, insert the DoDAAC for the contract administration office assigned the functions under FAR 42.302(a)(13).) (4) Payment request. The Contractor shall ensure a payment request includes documentation appropriate to the type of payment request in accordance with the payment clause, contract financing clause, or Federal Acquisition Regulation 52.216-7, Allowable Cost and Payment, as applicable. (5) Receiving report. The Contractor shall ensure a receiving report meets the requirements of DFARS Appendix F. (g) WAWF point of contact. (1) The Contractor may obtain clarification regarding invoicing in WAWF from the following contracting activity's WAWF point of contact. (2) Contact the WAWF helpdesk at 866-618-5988, if assistance is needed. (End of Clause) 252.232-7007 LIMITATION OF GOVERNMENT'S OBLIGATION (APR 2014) DFARS (a) Contract line item(s) [Contracting Officer insert after negotiations] is/are incrementally funded. For this/these item(s), the sum of $ [Contracting Officer insert after negotiations] of the total price is presently available for payment and allotted to this contract. An allotment schedule is set forth in paragraph (j) of this clause. (b) For item(s) identified in paragraph (a) of this clause, the Contractor agrees to perform up to the point at which the total amount payable by the Government, including reimbursement in the event of termination of those item(s) for the Government's convenience, approximates the total amount currently allotted to the contract. The Contractor is not authorized to continue work on those item(s) beyond that point. The Government will not be obligated in any event to reimburse the Contractor in excess of the amount allotted to the contract for those item(s) regardless of anything to the contrary in the clause entitled “Termination for Convenience of the Government.” As used in this clause, the total amount payable by the Government in the event of termination of applicable contract line item(s) for convenience includes costs, profit, and estimated termination settlement costs for those item(s). (c) Notwithstanding the dates specified in the allotment schedule in paragraph (j) of this clause, the Contractor will notify the Contracting Officer in writing at least ninety days prior to the date when, in the Contractor's best judgment, the work will reach the point at which the total amount payable by the Government, including any cost for termination for convenience, will approximate 85 percent of the total amount then allotted to the contract for performance of the applicable item(s). The notification will state (1) the estimated date when that point will be reached and (2) an estimate of additional funding, if any, needed to continue performance of applicable line items up to the next scheduled date for allotment of funds identified in paragraph (j) of this clause, or to a mutually agreed upon substitute date. The notification will also advise the Contracting Officer of the estimated amount of additional funds that will be required for the timely performance of the item(s) funded pursuant to this clause, for a subsequent period as may be specified in the allotment schedule in paragraph (j) of this clause or otherwise agreed to by the parties. If after such notification additional funds are not allotted by the date identified in the Contractor's notification, or by an agreed substitute date, the Contracting Officer will terminate any item(s) for which additional funds have not been allotted, pursuant to the clause of this contract entitled “Termination for Convenience of the Government.” (d) When additional funds are allotted for continued performance of the contract line item(s) identified in paragraph (a) of this clause, the parties will agree as to the period of contract performance which will be covered by the funds. The provisions of paragraphs (b) through (d) of this clause will apply in like manner to the additional allotted funds and agreed substitute date, and the contract will be modified accordingly. (e) If, solely by reason of failure of the Government to allot additional funds, by the dates indicated below, in amounts sufficient for timely performance of the contract line item(s) identified in paragraph (a) of this clause, the Contractor incurs additional costs or is delayed in the performance of the work under this contract and if additional funds are allotted, an equitable adjustment will be made in the price or prices (including appropriate target, billing, and ceiling

CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED: PAGE 28 OF 37 PAGES CONTINUED ON NEXT PAGE SP8000-25-D-0007 Part 12 Clauses (CONTINUED) prices where applicable) of the item(s), or in the time of delivery, or both. Failure to agree to any such equitable adjustment hereunder will be a dispute concerning a question of fact within the meaning of the clause entitled “Disputes.” (f) The Government may at any time prior to termination allot additional funds for the performance of the contract line item(s) identified in paragraph (a) of this clause. (g) The termination provisions of this clause do not limit the rights of the Government under the clause entitled “Default.” The provisions of this clause are limited to the work and allotment of funds for the contract line item(s) set forth in paragraph (a) of this clause. This clause no longer applies once the contract is fully funded except with regard to the rights or obligations of the parties concerning equitable adjustments negotiated under paragraphs (d) and (e) of this clause. (h) Nothing in this clause affects the right of the Government to terminate this contract pursuant to the clause of this contract entitled “Termination for Convenience of the Government.” (i) Nothing in this clause shall be construed as authorization of voluntary services whose acceptance is otherwise prohibited under 31 U.S.C. 1342. (j) The parties contemplate that the Government will allot funds to this contract in accordance with the following schedule: On execution of contract $ (month, day, year) $ (month, day, year) $ (month, day, year) $ End of Clause 252.232-7010 LEVIES ON CONTRACT PAYMENTS (DEC 2006) DFARS 52.233-3 PROTEST AFTER AWARD (AUG 1996) FAR 52.242-13 BANKRUPTCY (JUL 1995) FAR 252.243-7002 REQUESTS FOR EQUITABLE ADJUSTMENTS (DEC 2022) DFARS As prescribed in 243.205-71 , use the following clause: (a) The amount of any request for equitable adjustment to contract terms shall accurately reflect the contract adjustment for which the Contractor believes the Government is liable. The request shall include only costs for performing the change, and shall not include any costs that already have been reimbursed or that have been separately claimed. All indirect costs included in the request shall be properly allocable to the change in accordance with applicable acquisition regulations. (b) In accordance with 10 U.S.C. 3862(a), any request for equitable adjustment to contract terms that exceeds the simplified acquisition threshold shall bear, at the time of submission, the following certificate executed by an individual authorized to certify the request on behalf of the Contractor: I certify that the request is made in good faith, and that the supporting data are accurate and complete to the best of my knowledge and belief. (Official's Name) (Title) (c) The certification in paragraph (b) of this clause requires full disclosure of all relevant facts, including - (1) Certified cost or pricing data if required in accordance with subsection 15.403-4 of the Federal Acquisition Regulation (FAR); and (2) Data other than certified cost or pricing data, in accordance with subsection 15.403-3 of the FAR, including actual cost data and data to support any estimated costs, even if certified cost or pricing data are not required. (d) The certification requirement in paragraph (b) of this clause does not apply to - (1) Requests for routine contract payments; for example, requests for payment for accepted supplies and services, routine vouchers under a cost-reimbursement type contract, or progress payment invoices; or (2) Final adjustment under an incentive provision of the contract. (End of clause) 252.244-7000 SUBCONTRACTS FOR COMMERCIAL PRODUCTS OR COMMERCIAL SERVICES (NOV 2023) DFARS 52.247-34 F.O.B. DESTINATION (JAN 1991) FAR 52.249-8 DEFAULT (FIXED-PRICE SUPPLY AND SERVICE) (APR 1984) FAR SPECIAL CONTRACT REQUIREMENTS

CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED: PAGE 29 OF 37 PAGES CONTINUED ON NEXT PAGE SP8000-25-D-0007 Part 12 Clauses (CONTINUED) Special Contract Requirements 52.253-1 COMPUTER GENERATED FORMS (JAN 1991) FAR 252.204-7018 PROHIBITION ON THE ACQUISITION OF COVERED DEFENSE TELECOMMUNICATIONS EQUIPMENT OR SERVICES (JAN 2023) DFARS 252.204-7022 EXPEDITING CONTRACT CLOSEOUT (MAY 2021) DFARS C07 WARSTOPPER PROGRAM MATERIAL BUFFER AVAILABILITY (JAN 2021) 52.204-23 PROHIBITION ON CONTRACTING FOR HARDWARE, SOFTWARE, AND SERVICES DEVELOPED OR PROVIDED BY KASPERSKY LAB COVERED ENTITIES (DEC 2023) FAR 52.204-27 PROHIBITION ON A BYTEDANCE COVERED APPLICATION (JUN 2023) FAR 52.204-28 FEDERAL ACQUISITION SUPPLY CHAIN SECURITY ACT ORDERS -- FEDERAL SUPPLY SCHEDULES, GOVERNMENTWIDE ACQUISITION CONTRACTS, AND MULTI--AGENCY CONTRACTS (DEC 2023) FAR 52.204-30 FEDERAL ACQUISITION SUPPLY CHAIN SECURITY ACT ORDERS -- PROHIBITION (DEC 2023) FAR C02 MANUFACTURING PHASE OUT OR DISCONTINUATION OF PRODUCTION, DIMINISHING SOURCES, AND OBSOLETE MATERIALS OR COMPONENTS (DEC 2016) C03 CONTRACTOR RETENTION OF SUPPLY CHAIN TRACEABILITY DOCUMENTATION (JUN 2023) C14 CORRECTION OF NONCONFORMING PACKAGING OR MARKING (MAY 2020) E05 PRODUCT VERIFICATION TESTING (MAY 2020) (1) Product verification testing (PVT) under this procurement note will only apply when the contracting officer specifically invokes it in writing. The contracting officer may invoke PVT at or after contract award. If the contracting officer invokes PVT at contract award, the contract will explicitly state this testing requirement. If the contracting officer invokes PVT after contract award, the contracting officer shall notify the contractor and the cognizant DCMA ACO. The Government will perform PVT testing at a Government-designated testing laboratory. (2) The contractor shall not ship or deliver any material until it receives notification of the acceptable PVT results, unless the contracting officer directs it to do so in writing The Government will provide the PVT results to the contractor within 20 business days after receipt at the Government testing facility, unless the Government specifies otherwise in writing. (3) The contractor shall provide and maintain an inspection system acceptable to the Government in accordance with FAR Clause 52.246-2 or 52.246-3; and maintain and make available all records evidencing those details if requested by the Government. When the Government finds evidence of risk associated with the contractor's sampling process, the Government may witness and evaluate the contractors sampling process. The contractor shall randomly select samples from the production lot(s), unless the contracting officer specifies otherwise in writing. The contractor shall ship the selected PVT samples with a copy of the system of record receiving report (i.e., WAWF, DD Form 250, or commercial shipping document) and the contractor's signed DD Form 1222. The contractor shall prepare the shipping container(s) by marking the external packages in bold letters, “Product Verification Test Samples - Do Not Post to Stock," Contract Number [ ] and Lot/Item Number [ ]” adjacent to the MIL-STD-129 (latest revision) identification markings. The contractor shall use a hard copy of the system of record receiving report as a packing list, in accordance with DFARS Appendix F. The contractor shall mark the exterior of the shipping container in accordance with MIL-STD129 (latest revision), paragraph 5.11. The contractor shall send samples by traceable means (e.g., certified or registered mail, United Parcel Service, Federal Express). The contractor shall include the following in the interior package: (a) Hard copies of the contract; (b) Material certifications/process operation sheets; and (c) Drawings used to manufacture the units and return shipping information. (4) The Government will return samples that pass testing and are not destroyed during evaluation to the contractor at the Government's expense for the contractor to include as part of the total contract quantity to be delivered under the contract. The contractor and Government may agree to dispose of samples not destroyed when the cost of the item does not justify the shipping expense. If the Government does not return approved samples that pass testing to the contractor, the Government will consider those samples as part of the contract quantity for payment and delivery. (5) If samples fail testing, the Government may reject the entire contract lot from which the contractor took the samples. The Government may, at its

CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED: PAGE 30 OF 37 PAGES CONTINUED ON NEXT PAGE SP8000-25-D-0007 Part 12 Clauses (CONTINUED) discretion, retain samples that fail testing without obligation to the contractor. 252.247-7023 TRANSPORATION OF SUPPLIES BY SEA --- BASIC (OCT 2024) DFARS Basic. As prescribed in 247.574(b) and (b)(1), use the following clause: (a) Definitions. As used in this clause -- “Foreign-flag vessel” means any vessel that is not a U.S.-flag vessel. “Ocean transportation” means any water-borne transportation aboard a ship, vessel, boat, barge, ferry, or the like outside the internal waters of the United States as defined in 33 CFR 2.24. “Subcontractor” means a supplier, materialman, distributor, or vendor at any level below the prime contractor whose contractual obligation to perform results from, or is conditioned upon, award of the prime contract and who is performing any part of the work or other requirement of the prime contract. “Supplies” means supplies that are clearly identifiable for eventual use by or owned by DoD at the time of transportation by sea, or are otherwise transported by DoD, regardless of ownership or use by DoD. An item is clearly identifiable for eventual use by DoD if, for example, the contract documentation contains a reference to a DoD contract number or a military destination. “U.S.-flag vessel” means either a vessel belonging to the United States or a vessel of the United States as that term is defined in 46 U.S.C. 116.. (b)(1) The Contractor shall use U.S.-flag vessels when transporting any supplies by sea under this contract. (2) A subcontractor transporting supplies by sea under this contract shall use U.S.-flag vessels if -- (i) This contract is a construction contract; or (ii) The supplies being transported are -- (A) Other than commercial products; or (B) Commercial products that -- (1) The Contractor is reselling or distributing to the Government without adding value (generally, the Contractor does not add value to items that it subcontracts for f.o.b. destination shipment); (2) Are shipped in direct support of U.S. military contingency operations, exercises, or forces deployed in humanitarian or peacekeeping operations; or (3) Are commissary or exchange cargoes transported outside of the Defense Transportation System in accordance with 10 U.S.C. 2643. (c) The Contractor and its subcontractors may request, via the Contracting Officer, a waiver of the requirement to use a U.S.-flag vessel, or identification of any available U.S.-flag vessels, if the Contractor or a subcontractor sufficiently explains that -- (1) U.S.-flag vessels are not available at a fair and reasonable rate for commercial vessels of the United States; or (2) U.S.-flag vessels are otherwise not available. (d) The Contractor must submit any request for use of foreign-flag vessels in writing to the Contracting Officer at least 45 days prior to the sailing date necessary to meet its delivery schedules. The Contracting Officer will process requests submitted after such date(s) as expeditiously as possible, however, if a DoD waiver is not approved prior to shipper's sailing date, this will not of itself constitute a compensable delay under this or any other clause of this contract. Requests shall contain at a minimum -- (1) Type, weight, and cube of cargo; (2) Required shipping date; (3) Special handling and discharge requirements; (4) Loading and discharge points; (5) Name of shipper and consignee; (6) Prime contract number; and (7) A documented description of current, diligent efforts made to secure U.S.-flag vessels, including points of contact (with names and telephone numbers) with at least two U.S.-flag carriers contacted. Copies of quotes will suffice for this purpose. Copies of telephone notes, emails, and other relevant communications will otherwise be considered for this purpose. (e) The Contractor shall, within 30 days after each shipment covered by this clause, provide the Contracting Officer and the Maritime Administration, Office of Cargo Preference, U.S. Department of Transportation, 400 Seventh Street SW, Washington, DC 20590, one copy of the rated on board vessel operating carrier's ocean bill of lading, which shall contain the following information: (1) Prime contract number; (2) Name of vessel; (3) Vessel flag of registry; (4) Date of loading; (5) Port of loading; (6) Port of final discharge; (7) Description of commodity; (8) Gross weight in pounds and cubic feet if available; (9) Total ocean freight in U.S. dollars; and (10) Name of the carrier. (f) If this contract exceeds the simplified acquisition threshold, the Contractor shall provide with its final invoice under this contract a representation that to the best of its knowledge and belief -- (1) No ocean transportation was used in the performance of this contract; (2) Ocean transportation was used and only U.S.-flag vessels were used for all ocean shipments under the contract; (3) Ocean transportation was used, and the Contractor had received a prior-approved waiver for U.S.-flag vessels for all foreign-flag ocean transportation; or (4) Ocean transportation was used and some or all of the shipments were made on foreign-flag vessels without the written consent of DoD. The Contractor shall describe these shipments in the following format:

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Part 12 Clauses (CONTINUED)

*	ITEM DESCRIPTION	CONTRACT LINE ITEMS	QUANTITY
TOTAL			

(g) If this contract exceeds the simplified acquisition threshold and the final invoice does not include the required representation, the Government will reject and return it to the Contractor as an improper invoice for the purposes of the Prompt Payment clause of this contract. In the event there has been unauthorized use of foreign-flag vessels in the performance of this contract, the Contracting Officer is entitled to equitably adjust the contract, based on the unauthorized use.
(h) If the Contractor indicated in response to the solicitation provision, Representation of Extent of Transportation by Sea, that it did not anticipate transporting by sea any supplies; however, after the award of this contract, the Contractor learns that supplies will be transported by sea, the Contractor --
(1) Shall notify the Contracting Officer of that fact; and
(2) Hereby agrees to comply with all the terms and conditions of this clause.
(i) Subcontracts. In the award of subcontracts, for the types of supplies described in paragraph (b)(2) of this clause, including subcontracts for commercial products, the Contractor shall flow down the requirements of this clause as follows:
(1) The Contractor shall insert the substance of this clause, including this paragraph (i), in subcontracts that exceed the simplified acquisition threshold in part 2 of the Federal Acquisition Regulation.
(2) The Contractor shall insert the substance of paragraphs (a) through (e) of this clause, and this paragraph (i), in subcontracts that are at or below the simplified acquisition threshold in part 2 of the Federal Acquisition Regulation.

(End of clause)

G01 ADDITIONAL WIDE AREA WORKFLOW (WAWF) INFORMATION (AUG 2017)

H15 TRANSPORTER PROOF OF DELIVERY (TPD) (JAN 2021)

52.252-2 CLAUSES INCORPORATED BY REFERENCE (FEB 1998) FAR

As prescribed in 52.107(b), insert the following clause:
This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es):
FAR: https://www.acquisition.gov/?q=browsefar
DFARS: https://www.acq.osd.mil/dpap/dars/dfarspgi/current/index.html
DLAD: http://www.dla.mil/HQ/Acquisition/Offers/DLAD.aspx

(End of clause)

52.252-6 AUTHORIZED DEVIATIONS IN CLAUSES (NOV 2020) FAR

As prescribed in 52.107(f), insert the following clause in solicitations and contracts that include any FAR or supplemental clause with an authorized deviation. Whenever any FAR or supplemental clause is used with an authorized deviation, the contracting officer shall identify it by the same number, title, and date assigned to the clause when it is used without deviation, include regulation name for any supplemental clause, except that the contracting officer shall insert "(DEVIATION)" after the date of the clause.

(b) The use in this solicitation or contract of any DoD FAR Supplement (DFARS) (48 CFR Chapter 2) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the name of the regulation.

(End of Clause)

52.202-1 DEFINITIONS (JUN 2020) FAR

52.203-3 GRATUITIES (APR 1984) FAR

52.203-12 LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS (JUN 2020) FAR

52.204-13 SYSTEM FOR AWARD MANAGEMENT MAINTENANCE (OCT 2018) FAR

52.204-21 BASIC SAFEGUARDING OF COVERED CONTRACTOR INFORMATION SYSTEMS (NOV 2021) FAR

52.204-24 REPRESENTATION REGARDING CERTAIN TELECOMMUNICATIONS AND VIDEO SURVEILLANCE SERVICES OR EQUIPMENT (NOV 2021) FAR

As prescribed in 4.2105(a), insert the following provision:

CONTINUED ON NEXT PAGE

CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED: PAGE 32 OF 37 PAGES CONTINUED ON NEXT PAGE SP8000-25-D-0007 Part 12 Clauses (CONTINUED) The Offeror shall not complete the representation at paragraph (d)(1) of this provision if the Offeror has represented that it “does not provide covered telecommunications equipment or services as a part of its offered products or services to the Government in the performance of any contract, subcontract, or other contractual instrument” in paragraph (c)(1) in the provision at 52.204-26, Covered Telecommunications Equipment or Services --Representation, or in paragraph (v)(2)(i) of the provision at 52.212-3, Offeror Representations and Certifications-Commercial Products and Commercial Services . The Offeror shall not complete the representation in paragraph (d)(2) of this provision if the Offeror has represented that it “does not use covered telecommunications equipment or services, or any equipment, system, or service that uses covered telecommunications equipment or services” in paragraph (c)(2) of the provision at 52.204-26, or in paragraph (v)(2)(ii) of the provision at 52.212-3. (a) Definitions. As used in this provision-Backhaul, covered telecommunications equipment or services, critical technology, interconnection arrangements, reasonable inquiry, roaming, and substantial or essential component have the meanings provided in the clause 52.204-25, Prohibition on Contracting for Certain Telecommunications and Video Surveillance Services or Equipment. (b) Prohibition. (1) Section 889(a)(1)(A) of the John S. McCain National Defense Authorization Act for Fiscal Year 2019 (Pub. L. 115-232) prohibits the head of an executive agency on or after August 13, 2019, from procuring or obtaining, or extending or renewing a contract to procure or obtain, any equipment, system, or service that uses covered telecommunications equipment or services as a substantial or essential component of any system, or as critical technology as part of any system. Nothing in the prohibition shall be construed to -- (i) Prohibit the head of an executive agency from procuring with an entity to provide a service that connects to the facilities of a third-party, such as backhaul, roaming, or interconnection arrangements; or (ii) Cover telecommunications equipment that cannot route or redirect user data traffic or cannot permit visibility into any user data or packets that such equipment transmits or otherwise handles. (2) Section 889(a)(1)(B) of the John S. McCain National Defense Authorization Act for Fiscal Year 2019 (Pub. L. 115-232) prohibits the head of an executive agency on or after August 13, 2020, from entering into a contract or extending or renewing a contract with an entity that uses any equipment, system, or service that uses covered telecommunications equipment or services as a substantial or essential component of any system, or as critical technology as part of any system. This prohibition applies to the use of covered telecommunications equipment or services, regardless of whether that use is in performance of work under a Federal contract. Nothing in the prohibition shall be construed to -- (i) Prohibit the head of an executive agency from procuring with an entity to provide a service that connects to the facilities of a third-party, such as backhaul, roaming, or interconnection arrangements; or (ii) Cover telecommunications equipment that cannot route or redirect user data traffic or cannot permit visibility into any user data or packets that such equipment transmits or otherwise handles. (c) Procedures. The Offeror shall review the list of excluded parties in the System for Award Management (SAM) (https://www.sam.gov) for entities excluded from receiving federal awards for “covered telecommunications equipment or services.” (d) Representations. The Offeror represents that -- (1) It [ ] will, [ ] will not provide covered telecommunications equipment or services to the Government in the performance of any contract, subcontract or other contractual instrument resulting from this solicitation. The Offeror shall provide the additional disclosure information required at paragraph (e)(1) of this section if the Offeror responds “will” in paragraph (d)(1) of this section; and (2) After conducting a reasonable inquiry, for purposes of this representation, the Offeror represents that -- It [ ] does, [ ] does not use covered telecommunications equipment or services, or use any equipment, system, or service that uses covered telecommunications equipment or services. The Offeror shall provide the additional disclosure information required at paragraph (e)(2) of this section if the Offeror responds “does” in paragraph (d)(2) of this section. (e) Disclosures. (1) Disclosure for the representation in paragraph (d)(1) of this provision. If the Offeror has responded “will” in the representation in paragraph (d)(1) of this provision, the Offeror shall provide the following information as part of the offer: (i) For covered equipment -- (A) The entity that produced the covered telecommunications equipment (include entity name, unique entity identifier, CAGE code, and whether the entity was the original equipment manufacturer (OEM) or a distributor, if known); (B) A description of all covered telecommunications equipment offered (include brand; model number, such as OEM number, manufacturer part number, or wholesaler number; and item description, as applicable); and (C) Explanation of the proposed use of covered telecommunications equipment and any factors relevant to determining if such use would be permissible under the prohibition in paragraph (b)(1) of this provision. (ii) For covered services -- (A) If the service is related to item maintenance: A description of all covered telecommunications services offered (include on the item being maintained: Brand; model number, such as OEM number, manufacturer part number, or wholesaler number; and item description, as applicable); or (B) If not associated with maintenance, the Product Service Code (PSC) of the service being provided; and explanation of the proposed use of covered telecommunications services and any factors relevant to determining if such use would be permissible under the prohibition in paragraph (b)(1) of this provision. (2) Disclosure for the representation in paragraph (d)(2) of this provision. If the Offeror has responded “does” in the representation in paragraph (d)(2) of this provision, the Offeror shall provide the following information as part of the offer: (i) For covered equipment -- (A) The entity that produced the covered telecommunications equipment (include entity name, unique entity identifier, CAGE code, and whether the entity was the OEM or a distributor, if known); (B) A description of all covered telecommunications equipment offered (include brand; model number, such as OEM number, manufacturer part number, or wholesaler number; and item description, as applicable); and (C) Explanation of the proposed use of covered telecommunications equipment and any factors relevant to determining if such use would be permissible under the prohibition in paragraph (b)(2) of this provision. (ii) For covered services -- (A) If the service is related to item maintenance: A description of all covered telecommunications services offered (include on the item being maintained:

CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED: PAGE 33 OF 37 PAGES CONTINUED ON NEXT PAGE SP8000-25-D-0007 Part 12 Clauses (CONTINUED) Brand; model number, such as OEM number, manufacturer part number, or wholesaler number; and item description, as applicable); or (B) If not associated with maintenance, the PSC of the service being provided; and explanation of the proposed use of covered telecommunications services and any factors relevant to determining if such use would be permissible under the prohibition in paragraph (b)(2) of this provision. (End of provision) 252.205-7000 PROVISION OF INFORMATION TO COOPERATIVE AGREEMENT HOLDERS (JUN 2023) DFARS 52.211-16 VARIATION IN QUANTITY (APR 1984) FAR As prescribed in 11.703(a), insert the following clause: (a) A variation in the quantity of any item called for by this contract will not be accepted unless the variation has been caused by conditions of loading, shipping, or packing, or allowances in manufacturing processes, and then only to the extent, if any, specified in paragraph (b) of this clause. (b) The permissible variation shall be limited to: 1 Percent increase 1 Percent decrease This increase or decrease shall apply to ANTIMONY METAL INGOTS.* (End of clause) 52.211-17 DELIVERY OF EXCESS QUANTITIES (SEP 1989) FAR 52.227-1 AUTHORIZATION AND CONSENT (JUN 2020) FAR 52.227-2 NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT INFRINGEMENT (JUN 2020) FAR 52.229-3 FEDERAL, STATE, AND LOCAL TAXES (FEB 2013) FAR 52.232-1 PAYMENTS (APR 1984) FAR 52.232-8 DISCOUNTS FOR PROMPT PAYMENT (FEB 2002) FAR 52.232-11 EXTRAS (APR 1984) FAR 52.232-23 ASSIGNMENT OF CLAIMS (MAY 2014) FAR 52.232-39 UNENFORCEABILITY OF UNAUTHORIZED OBLIGATIONS (JUN 2013) FAR 52.233-1 DISPUTES (MAY 2014) FAR 52.233-4 APPLICABLE LAW FOR BREACH OF CONTRACT CLAIM (OCT 2004) FAR 52.242-15 STOP-WORK ORDER (AUG 1989) FAR 52.242-17 GOVERNMENT DELAY OF WORK (APR 1984) FAR 52.243-1 CHANGES - FIXED PRICE (AUG 1987) FAR 52.244-5 COMPETITION IN SUBCONTRACTING (DEC 1996) FAR 52.246-2 INSPECTION OF SUPPLIES FIXED PRICE (AUG 1996) FAR 52.246-16 RESPONSIBILITY FOR SUPPLIES (APR 1984) FAR 52.246-24 LIMITATION OF LIABILITY - HIGH - VALUE ITEM (FEB 1997) FAR

CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED: PAGE 34 OF 37 PAGES CONTINUED ON NEXT PAGE SP8000-25-D-0007 Part 12 Clauses (CONTINUED) 252.203-7000 REQUIREMENTS RELATING TO COMPENSATION OF FORMER DOD OFFICIALS (SEP 2011) DFARS 252.203-7002 REQUIREMENT TO INFORM EMPLOYEES OF WHISTLEBLOWER RIGHTS (DEC 2022) DFARS 252.203-7003 AGENCY OFFICE OF THE INSPECTOR GENERAL (AUG 2019) DFARS 252.204-7000 DISCLOSURE OF INFORMATION (OCT 2016) DFARS 252.204-7003 CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT (APR 1992) DFARS 252.211-7003 ITEM UNIQUE IDENTIFICATION AND VALUATION (JAN 2023) DFARS As prescribed in 211.274-5(a), use the following clause: (a) Definitions. As used in this clause - Automatic identification device means a device, such as a reader or interrogator, used to retrieve data encoded on machine-readable media. Concatenated unique item identifier means - (1) For items that are serialized within the enterprise identifier, the linking together of the unique identifier data elements in order of the issuing agency code, enterprise identifier, and unique serial number within the enterprise identifier; or (2) For items that are serialized within the original part, lot, or batch number, the linking together of the unique identifier data elements in order of the issuing agency code; enterprise identifier; original part, lot, or batch number; and serial number within the original part, lot, or batch number. Data matrix means a two-dimensional matrix symbology, which is made up of square or, in some cases, round modules arranged within a perimeter finder pattern and uses the Error Checking and Correction 200 (ECC200) specification found within International Standards Organization (ISO)/International Electrotechnical Commission (IEC) 16022. Data qualifier means a specified character (or string of characters) that immediately precedes a data field that defines the general category or intended use of the data that follows. DoD recognized unique identification equivalent means a unique identification method that is in commercial use and has been recognized by DoD. All DoD recognized unique identification equivalents are listed at https://www.acq.osd.mil/asda/dpc/ce/ds/unique-id.html. DoD item unique identification means a system of marking items delivered to DoD with unique item identifiers that have machine-readable data elements to distinguish an item from all other like and unlike items. For items that are serialized within the enterprise identifier, the unique item identifier shall include the data elements of the enterprise identifier and a unique serial number. For items that are serialized within the part, lot, or batch number within the enterprise identifier, the unique item identifier shall include the data elements of the enterprise identifier; the original part, lot, or batch number; and the serial number. Enterprise means the entity (e.g., a manufacturer or vendor) responsible for assigning unique item identifiers to items. Enterprise identifier means a code that is uniquely assigned to an enterprise by an issuing agency. Government's unit acquisition cost means - (1) For fixed-price type line, subline, or exhibit line items, the unit price identified in the contract at the time of delivery; (2) For cost-type or undefinitized line, subline, or exhibit line items, the Contractor's estimated fully burdened unit cost to the Government at the time of delivery; and (3) For items produced under a time-and-materials contract, the Contractor's estimated fully burdened unit cost to the Government at the time of delivery. Issuing agency means an organization responsible for assigning a globally unique identifier to an enterprise, as indicated in the Register of Issuing Agency Codes for ISO/IEC 15459, located at http://www.aimglobal.org/?Reg_Authority15459. Issuing agency code means a code that designates the registration (or controlling) authority for the enterprise identifier. Item means a single hardware article or a single unit formed by a grouping of subassemblies, components, or constituent parts. Lot or batch number means an identifying number assigned by the enterprise to a designated group of items, usually referred to as either a lot or a batch, all of which were manufactured under identical conditions. Machine-readable means an automatic identification technology media, such as bar codes, contact memory buttons, radio frequency identification, or optical memory cards. Original part number means a combination of numbers or letters assigned by the enterprise at item creation to a class of items with the same form, fit, function, and interface. Parent item means the item assembly, intermediate component, or subassembly that has an embedded item with a unique item identifier or DoD recognized unique identification equivalent. Serial number within the enterprise identifier means a combination of numbers, letters, or symbols assigned by the enterprise to an item that provides for the differentiation of that item from any other like and unlike item and is never used again within the enterprise. Serial number within the part, lot, or batch number means a combination of numbers or letters assigned by the enterprise to an item that provides for the differentiation of that item from any other like item within a part, lot, or batch number assignment. Serialization within the enterprise identifier means each item produced is assigned a serial number that is unique among all the tangible items produced by the enterprise and is never used again. The enterprise is responsible for ensuring unique serialization within the enterprise identifier. Serialization within the part, lot, or batch number means each item of a particular part, lot, or batch number is assigned a unique serial number within that part, lot, or batch number assignment. The enterprise is responsible for ensuring unique serialization within the part, lot, or batch number within the enterprise identifier. Type designation means a combination of letters and numerals assigned by the Government to a major end item, assembly or subassembly, as appropriate, to

CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED: PAGE 35 OF 37 PAGES CONTINUED ON NEXT PAGE SP8000-25-D-0007 Part 12 Clauses (CONTINUED) provide a convenient means of differentiating between items having the same basic name and to indicate modifications and changes thereto. Unique item identifier means a set of data elements marked on items that is globally unique and unambiguous. The term includes a concatenated unique item identifier or a DoD recognized unique identification equivalent. Unique item identifier type means a designator to indicate which method of uniquely identifying a part has been used. The current list of accepted unique item identifier types is maintained at https://www.acq.osd.mil/asda/dpc/ce/ds/unique-id.html . (b) The Contractor shall deliver all items under a contract line, subline, or exhibit line item. (c) Unique item identifier. (1) The Contractor shall provide a unique item identifier for the following: (i) Delivered items for which the Government's unit acquisition cost is $5,000 or more, except for the following line items Contract Line, Subline, or Exhibit Line Item Number Item Description (ii) Items for which the Government's unit acquisition cost is less than $5,000 that are identified in the Schedule or the following table: Contract Line, Subline, or Exhibit Line Item Number Item Description (iii) Subassemblies, components, and parts embedded within delivered items, items with warranty requirements, DoD serially managed reparables and DoD serially managed nonreparables as specified in Attachment Number . (iv) Any item of special tooling or special test equipment as defined in FAR 2.101 that have been designated for preservation and storage for a Major Defense Acquisition Program as specified in Attachment Number . (v) Any item not included in paragraphs (c)(1)(i), (ii), (iii), or (iv) of this clause for which the contractor creates and marks a unique item identifier for traceability. (2) The unique item identifier assignment and its component data element combination shall not be duplicated on any other item marked or registered in the DoD Item Unique Identification Registry by the contractor. (3) The unique item identifier component data elements shall be marked on an item using two dimensional data matrix symbology that complies with ISO/ IEC International Standard 16022, Information technology - International symbology specification - Data matrix; ECC200 data matrix specification. (4) Data syntax and semantics of unique item identifiers. The Contractor shall ensure that - (i) The data elements (except issuing agency code) of the unique item identifier are encoded within the data matrix symbol that is marked on the item using one of the following three types of data qualifiers, as determined by the Contractor: (A) Application Identifiers (AIs) (Format Indicator 05 of ISO/IEC International Standard 15434), in accordance with ISO/IEC International Standard 15418, Information Technology - EAN/UCC Application Identifiers and Fact Data Identifiers and Maintenance and ANSI MH 10.8.2 Data Identifier and Application Identifier Standard. (B) Data Identifiers (DIs) (Format Indicator 06 of ISO/IEC International Standard 15434), in accordance with ISO/IEC International Standard 15418, Information Technology - EAN/UCC Application Identifiers and Fact Data Identifiers and Maintenance and ANSI MH 10.8.2 Data Identifier and Application Identifier Standard. (C) Text Element Identifiers (TEIs) (Format Indicator 12 of ISO/IEC International Standard 15434), in accordance with the Air Transport Association Common Support Data Dictionary; and (ii) The encoded data elements of the unique item identifier conform to the transfer structure, syntax, and coding of messages and data formats specified for Format Indicators 05, 06, and 12 in ISO/IEC International Standard 15434, Information Technology-Transfer Syntax for High Capacity Automatic Data Capture Media. (5) Unique item identifier. (i) The Contractor shall - (A) Determine whether to - (1) Serialize within the enterprise identifier; (2) Serialize within the part, lot, or batch number; or (3) Use a DoD recognized unique identification equivalent (e.g. Vehicle Identification Number); and (B) Place the data elements of the unique item identifier (enterprise identifier; serial number; DoD recognized unique identification equivalent; and for serialization within the part, lot, or batch number only: Original part, lot, or batch number) on items requiring marking by paragraph (c)(1) of this clause, based on the criteria provided in MIL-STD-130, Identification Marking of U.S. Military Property, latest version; (C) Label shipments, storage containers and packages that contain uniquely identified items in accordance with the requirements of MIL-STD-129, Military Marking for Shipment and Storage, latest version; and (D) Verify that the marks on items and labels on shipments, storage containers, and packages are machine readable and conform to the applicable standards. The contractor shall use an automatic identification technology device for this verification that has been programmed to the requirements of Appendix A, MIL-STD-130, latest version. (ii) The issuing agency code -

CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED: PAGE 36 OF 37 PAGES CONTINUED ON NEXT PAGE SP8000-25-D-0007 Part 12 Clauses (CONTINUED) (A) Shall not be placed on the item; and (B) Shall be derived from the data qualifier for the enterprise identifier. (d) For each item that requires item unique identification under paragraph (c)(1)(i), (ii), or (iv) of this clause or when item unique identification is provided under paragraph (c)(1)(v), in addition to the information provided as part of the Material Inspection and Receiving Report specified elsewhere in this contract, the Contractor shall report at the time of delivery, as part of the Material Inspection and Receiving Report, the following information: (1) Unique item identifier. (2) Unique item identifier type. (3) Issuing agency code (if concatenated unique item identifier is used). (4) Enterprise identifier (if concatenated unique item identifier is used). (5) Original part number (if there is serialization within the original part number). (6) Lot or batch number (if there is serialization within the lot or batch number). (7) Current part number (optional and only if not the same as the original part number). (8) Current part number effective date (optional and only if current part number is used). (9) Serial number (if concatenated unique item identifier is used). (10) Government's unit acquisition cost. (11) Unit of measure. (12) Type designation of the item as specified in the contract schedule, if any. (13) Whether the item is an item of Special Tooling or Special Test Equipment. (14) Whether the item is covered by a warranty. (e) For embedded subassemblies, components, and parts that require DoD item unique identification under paragraph (c)(1)(iii) of this clause or when item unique identification is provided under paragraph (c)(1)(v), the Contractor shall report as part of the Material Inspection and Receiving Report specified elsewhere in this contract, the following information: (1) Unique item identifier of the parent item under paragraph (c)(1) of this clause that contains the embedded subassembly, component, or part. (2) Unique item identifier of the embedded subassembly, component, or part. (3) Unique item identifier type.** (4) Issuing agency code (if concatenated unique item identifier is used).** (5) Enterprise identifier (if concatenated unique item identifier is used).** (6) Original part number (if there is serialization within the original part number).** (7) Lot or batch number (if there is serialization within the lot or batch number).** (8) Current part number (optional and only if not the same as the original part number).** (9) Current part number effective date (optional and only if current part number is used).** (10) Serial number (if concatenated unique item identifier is used).** (11) Description. ** Once per item. (f) The Contractor shall submit the information required by paragraphs (d) and (e) of this clause as follows: (1) End items shall be reported using the receiving report capability in Wide Area WorkFlow (WAWF) in accordance with the clause at 252.232-7003. If WAWF is not required by this contract, and the contractor is not using WAWF, follow the procedures at http://dodprocurementtoolbox.com/site/uidregistry/. (2) Embedded items shall be reported by one of the following methods - (i) Use of the embedded items capability in WAWF; (ii) Direct data submission to the IUID Registry following the procedures and formats at http://dodprocurementtoolbox.com/site/uidregistry/; or rmats at http://dodprocurementtoolbox.com/site/uidregistry/; or (iii) Via WAWF as a deliverable attachment for exhibit line item number (fill in) , Unique Item Identifier Report for Embedded Items, Contract Data Requirements List, DD Form 1423. (g) Subcontracts. If the Contractor acquires by subcontract any item(s) for which item unique identification is required in accordance with paragraph (c)(1) of this clause, the Contractor shall include this clause, including this paragraph (g), in the applicable subcontract(s), including subcontracts for commercial products or commercial services. (End of clause) 252.217-7027 CONTRACT DEFINITIZATION (DEC 2012) DFARS (a) A (insert specific type of contract action) is contemplated. The Contractor agrees to begin promptly negotiating with the Contracting Officer the terms of a definitive contract that will include (1) all clauses required by the Federal Acquisition Regulation (FAR) on the date of execution of the undefinitized contract action, (2) all clauses required by law on the date of execution of the definitive contract action, and (3) any other mutually agreeable clauses, terms, and conditions. The Contractor agrees to submit a (insert type of proposal; e.g., fixed-price or cost-and-fee) proposal and certified cost or pricing data supporting its proposal. (b) The schedule for definitizing this contract action is as follows: (insert target date for definitization of the contract action and dates for submission of proposal, beginning of negotiations, and, if appropriate, submission of the make-or-buy and subcontracting plans and certified cost or pricing data): (c) If agreement on a definitive contract action to supersede this undefinitized contract action is not reached by the target date in paragraph (b) of this clause, or within any extension of it granted by the Contracting Officer, the Contracting Officer may, with the approval of the head of the contracting activity, determine a reasonable price or fee in accordance with Subpart 15.4 and Part 31 of the FAR, subject to Contractor appeal as provided in the Disputes clause. In any event, the Contractor shall proceed with completion of the contract, subject only to the Limitation of Government Liability clause.

CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED: PAGE 37 OF 37 PAGES SP8000-25-D-0007 Part 12 Clauses (CONTINUED) (1) After the Contracting Officer's determination of price or fee, the contract shall be governed by (i) All clauses required by the FAR on the date of execution of this undefinitized contract action for either fixed-price or cost-reimbursement contracts, as determined by the Contracting Officer under this paragraph (c); (ii) All clauses required by law as of the date of the Contracting Officer's determination; and (iii) Any other clauses, terms, and conditions mutually agreed upon. (2) To the extent consistent with paragraph (c)(1) of this clause, all clauses, terms, and conditions included in this undefinitized contract action shall continue in effect, except those that by their nature apply only to an undefinitized contract action. (d) The definitive contract resulting from this undefinitized contract action will include a negotiated (insert “cost/price ceiling” or “firm-fixed price”) in no event to exceed (insert the not-to-exceed amount). (End of clause) 252.223-7006 PROHIBITION ON STORAGE, TREATMENT, AND DISPOSAL OF TOXIC OR HAZARDOUS MATERIALS - BASIC (SEP 2014) DFARS 252.223-7008 PROHIBITION OF HEXAVALENT CHROMIUM (JAN 2023) DFARS 252.225-7048 EXPORT CONTROLLED ITEMS (JUN 2013) DFARS 252.225-7052 RESTRICTION ON THE ACQUISITION OF CERTAIN MAGNETS, TANTALUM, AND TUNGSTEN (MAY 2024) DFARS 252.225-7056 PROHIBITION REGARDING BUSINESS OPERATIONS WITH THE MADURO REGIME (JAN 2023) DFARS 252.226-7001 UTILIZATION OF INDIAN ORGANIZATIONS, INDIAN-OWNED ECONOMIC ENTERPRISES, AND NATIVE HAWAIIAN SMALL BUSINESS CONCERNS (JAN 2023) DFARS 252.232-7003 ELECTRONIC SUBMISSION OF PAYMENT REQUESTS AND RECEIVING REPORTS (DEC 2018) DFARS 252.239-7016 TELECOMMUNICATIONS SECURITY EQUIPMENT, DEVICES, TECHNIQUES, AND SERVICES (DEC 1991) DFARS 252.243-7001 PRICING OF CONTRACT MODIFICATIONS (DEC 1991) DFARS 252.246-7003 NOTIFICATION OF POTENTIAL SAFETY ISSUES (JAN 2023) DFARS Attachments List of Attachments Description File Name ATTACH_Contractor_signe d_page SF1449 SP8000-25- D-0007 Antimony IDIQ Contractor signed page.pdf